Advanced Series Trust
655 Broad Street
Newark, New Jersey 07102
Telephone 888-778-2888

October 11, 2024

Dear Contract Owner,

As a contract owner who beneficially owns shares of the AST Mid-Cap Value Portfolio (the "Target Portfolio") of the Advanced Series Trust (the "Trust"), you are cordially invited to a Special Meeting of Shareholders (the "Meeting") to be held at the offices of the Trust, 655 Broad Street, Newark, New Jersey 07102, on November 26, 2024 at 10:30 a.m. Eastern Time.

The Meeting is very important to the future of the Target Portfolio. At the Meeting, the shareholders of the Target Portfolio will be asked to approve a Plan of Reorganization of the Target Portfolio (the "Plan"). As more fully explained in the attached Prospectus/Proxy Statement, the Plan provides for the transfer of all of the Target Portfolio's assets to the AST Large-Cap Value Portfolio (the "Acquiring Portfolio"), a separate series of the Trust in exchange for (i) the Acquiring Portfolio's assumption of all of the Target Portfolio's liabilities, and (ii) the Acquiring Portfolio's issuance to the Target Portfolio of shares of beneficial interest in the Acquiring Portfolio (the "Reorganization"). The Acquiring Portfolio will be the accounting and performance survivor of the Reorganization.

The Reorganization will consolidate two portfolios, providing an opportunity for shareholders to experience improved economies of scale. As a result of the Reorganization, the Target Portfolio will experience a decrease in total gross and net operating expenses as well as the potential for improved performance.

It is expected that there will be no adverse tax consequences to Contract owners as a result of the Reorganization. The Reorganization will not cause any fees or charges under your current contract to be greater after the Reorganization than before the Reorganization, and the Reorganization will not alter your rights under your contract or the obligations of the insurance company that issued the contract. If the Plan is approved and the Reorganization is completed, you will beneficially own shares of the Acquiring Portfolio, rather than shares of the Target Portfolio. It is expected that the Reorganization, if approved, would be completed on or about December 16, 2024.

The Board of Trustees of the Trust (the "Board") has approved the Reorganization and recommends that you vote "FOR" the Reorganization. Although the Board has determined that the Reorganization is in the best interest of shareholders, the final decision is yours.

The following pages include important information on the proposed Reorganization in a question-and-answer format. The pages that follow include the full Prospectus/Proxy Statement with detailed information regarding the Reorganization, which you should read carefully.

Your vote is important no matter how large or small your investment. We urge you to provide your voting instructions on the enclosed voting instruction card, date and sign it, and return it promptly in the envelope provided. Alternatively, you may submit your vote by telephone by calling toll-free 1-800-690-6903 or you may vote over the Internet by going to www.proxyvote.com.

We encourage you to send your voting instructions to the Trust prior to November 26, 2024. The Target Portfolio shares that you beneficially own will be voted in accordance with the most current instructions received from you. All shares of the Target Portfolio, including Target Portfolio shares owned by a participating insurance company in its general account or otherwise, for which instructions are not received from contract owners will be voted by the participating insurance companies in the same proportion as the votes actually cast by contract owners regarding the Reorganization. Please see the Voting Information section of the Prospectus/Proxy Statement for additional information.

By voting now, you can help avoid additional costs that would be incurred with follow-up letters and calls.

For any questions or concerns you may have regarding the proposed Reorganization, please call 1-888-778-2888 between the hours of 8:00 a.m. and 6:00 p.m. Eastern Time, Monday-Friday.

Sincerely,

Timothy Cronin

President

Advanced Series Trust

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

Please read the attached Prospectus/Proxy Statement for a complete description of the proposal. However, as a quick reference, the following questions and answers provide a brief overview of the proposal.

Q1. WHY AM I RECEIVING THIS PROXY STATEMENT?

A. You have received these proxy materials and are being asked to provide voting instructions to your insurance company on the proposal because you are the beneficial owner of shares of the AST Mid-Cap Value Portfolio (the "Target Portfolio"), a series of the Advanced Series Trust (the "Trust"). The Target Portfolio is seeking shareholder consideration and approval of an important proposal.

Q2. WHAT PROPOSAL AM I BEING ASKED TO VOTE ON?

A. The purpose of the proxy is to ask you to vote on the reorganization of the Target Portfolio into the AST Large-Cap Value Portfolio (the "Acquiring Portfolio," and together with the Target Portfolio, the "Portfolios"), which is also a series of the Trust (the "Reorganization"). The Reorganization has been recommended by PGIM Investments LLC ("PGIM Investments") and AST Investment Services, Inc. (together, the "Manager") for the Target Portfolio and has been approved by the Board of Trustees of the Trust (the "Board"). The Acquiring Portfolio will be the accounting and performance survivor of the Reorganization, and the combined portfolio resulting from the Reorganization is sometimes referred to herein as the "Combined Portfolio (as Repositioned)."

Q3. HOW WILL THE REORGANIZATION IMPACT FEES AND EXPENSES?

A. The Trust's Board has approved a contractual management fee reduction for the Acquiring Portfolio in connection with the Reorganization. As such and as discussed in further detail in the attached Prospectus/Proxy Statement, if the Reorganization is approved, it is expected the total gross and net operating expense ratios of the Combined Portfolio (as Repositioned) will be lower than the total net operating expense ratio of the Target Portfolio. The contractual management fee reduction is contingent upon Target Portfolio shareholder approval and implementation of the Reorganization. The reduced contractual management fee for the Acquiring Portfolio will become effective on the date of the Reorganization, which is expected to be on or about December 16, 2024. The contractual management fee reduction is referred to throughout the attached Prospectus/Proxy Statement as the "Management Fee Reduction." If the Reorganization is not approved by shareholders, the Manager will consider other options for the Target Portfolio.

Please read the attached Prospectus/Proxy Statement for a complete description of the fees and expenses.

Q4. WHY IS THE REORGANIZATION BEING PURSUED?

A. Effective December 31, 2020, Prudential Financial, Inc. ("Prudential") discontinued sales of traditional variable annuity contracts with guaranteed living benefits and restricted additional purchases into certain existing contracts. The closure of these products, coupled with industry trends impacting the platform, has resulted in limited potential sources of long-term scale and the likelihood of related expense increases for the Portfolios. The Manager's goal in making the proposal set forth in the attached Prospectus/Proxy Statement and other recent changes to the Prudential fund platform is to ensure shareholders are protected from decreasing economies of scale due to lower expected asset levels in the long term, and to provide the potential for improved performance through newly repositioned portfolios; all the while preserving the high-level services shareholders have come to expect.

With respect to the Portfolios, the Reorganization will consolidate the Target Portfolio and the Acquiring Portfolio, providing an opportunity to improve overall economies of scale in the near term. In addition, shareholders of the Target Portfolio are expected to benefit from reduced total gross and net expenses as shareholders of the Combined Portfolio (as Repositioned) following the Reorganization. The Reorganization also provides shareholders of the Target Portfolio with the potential for improved performance as the Acquiring Portfolio has outperformed, and hypothetically as repositioned would have outperformed the Target Portfolio.

Q5. HOW WILL THE REORGANIZATION IMPACT SHAREHOLDERS?

A. Based on information available, as indicated below, the Reorganization is expected to benefit shareholders for several reasons, including:

•  The Combined Portfolio (as Repositioned) will be larger than the Target Portfolio with an estimated $3.8 billion based on net assets as of June 30, 2024, providing an opportunity to improve overall economies of scale;

•  Assuming the Repositioning (as discussed herein), Reorganization, and Management Fee Reduction had been in effect for the one-year period ended June 30, 2024, the pro forma total net operating expense ratio for the Combined Portfolio (as Repositioned) would have been lower than the total net operating expense ratio of the Target Portfolio; and

•  The annualized estimated Target Portfolio shareholder savings from the Reorganization will be approximately $1.4 million, based on portfolio assets for a one-year period, based on current assets as of June 30, 2024.

Please read pages 9-12 of the attached Prospectus/Proxy Statement for a complete description of each of the factors the Board considered.

Q6. WHAT IS THE REPOSITIONING AND WHAT WILL HAPPEN TO THE TARGET PORTFOLIO'S CURRENT INVESTMENTS?

A. As explained further in the attached Prospectus/Proxy Statement, effective on or about the date of the Reorganization, which is expected to be on or about December 16, 2024, the Acquiring Portfolio will be "repositioned." The Repositioning involves hiring Putnam Investment Management, LLC, ClearBridge Investments, LLC, Dimensional Fund Advisors LP and J.P. Morgan Investment Management Inc. as additional subadvisers to the Acquiring Portfolio to serve alongside Hotchkis and Wiley Capital Management, LLC and making certain changes to the Acquiring Portfolio's principal investment strategies (collectively, the "Repositioning"). In addition, the contractual management fee for the Acquiring Portfolio will be reduced on the date of the Repositioning pursuant to the Management Fee Reduction. The Manager will not move forward with the Repositioning or the Management Fee Reduction if the Reorganization is not approved. The Repositioning is contingent upon shareholder approval of the Reorganization because the strategy and subadviser changes contemplated by the Repositioning require the increased scale and rationalization of strategies provided by the consolidation of assets and subadvisers of the Portfolios through the Reorganization.

The extent to which the securities of the Target Portfolio will be retained in the Combined Portfolio (as Repositioned) will be determined by the subadvisers to the Combined Portfolio (as Repositioned). It is expected that approximately 11.8% of the securities of the Target Portfolio's will be retained in connection with the Reorganization and Repositioning. Please see pages 13-15 of the attached Prospectus/Proxy Statement for a comparison of the principal investment strategies of the Target Portfolio, Acquiring Portfolio, and the Combined Portfolio (as Repositioned). In addition, please see Q8 for additional information on the costs associated with the Reorganization and Repositioning.

Q7. HAS THE BOARD OF TRUSTEES OF THE TRUST APPROVED THE REORGANIZATION?

A. Yes. The Board determined that the Reorganization would be in the best interests of the Target Portfolio and Acquiring Portfolio and that the interests of the Target Portfolio's and Acquiring Portfolio's contract owners and shareholders would not be diluted as a result of the Reorganization. The Board, including a majority of the trustees who are not interested persons of the Trust (as defined in the Investment Company Act of 1940, as amended) (the "Independent Trustees"), voted to approve the Reorganization.

The Board considered information regarding any potential adverse impact to shareholders as a result of the Reorganization. See pages 9-12 of the attached Prospectus/Proxy Statement for a discussion of factors considered by the Board in approving the Reorganization.

Q8. WHO IS PAYING FOR THE COSTS ASSOCIATED WITH THE REORGANIZATION?

A. All costs incurred in entering into and carrying out the terms and conditions of the Reorganization, other than transaction costs, regardless of whether approved by shareholders, including (without limitation) outside legal counsel and independent registered public accounting firm costs and costs incurred in connection with the printing and mailing of the Prospectus/Proxy Statement and related materials, will be paid by the Manager or its affiliates, not the Target Portfolio or the Acquiring Portfolio. These costs are expected to be approximately $128,000.

Transaction costs, including spreads and brokerage commissions, will be paid by the Target Portfolio. The transaction costs that will be paid by the Target Portfolio are expected to be approximately $141,000 (0.023% of the Target Portfolio's net assets). These transaction costs relate to aligning the portfolio holdings of the Target Portfolio in anticipation of the Reorganization with the portfolio holdings of the repositioned Acquiring Portfolio. Shareholders of the Target Portfolio will not bear any costs associated with the Repositioning of the Acquiring Portfolio.

Q9. HOW MANY VOTES AM I ENTITLED TO SUBMIT?

A. The record date is August 30, 2024. As a contract owner, you are entitled to give your voting instructions equivalent to one vote for each full share and a fractional vote for each fractional share related to your indirect investment in the Target Portfolio as of the record date.

Q10. WHEN WILL THE SHAREHOLDER MEETING TAKE PLACE?

A. The shareholder meeting (the "Meeting") is scheduled to take place at the offices of the Trust, 655 Broad Street, Newark, New Jersey 07102, on November 26, 2024, at 10:30 a.m. Eastern Time.

Q11. HOW DO I VOTE?

A. Your vote is very important. You can vote in the following ways:

•  Attending the Meeting to be held at the offices of the Trust, 655 Broad Street, Newark, New Jersey 07102, and submitting your voting instructions;

•  Completing and signing the enclosed voting instruction card and mailing it in the enclosed postage paid envelope. Voting instruction cards must be received by the day before the Meeting;

•  Calling toll-free 1-800-690-6903 and following the instructions. Voting instructions submitted by telephone must be submitted by 11:59 p.m., Eastern Time on the day before the Meeting; or

•  Online at www.proxyvote.com and following the instructions. Voting instructions submitted over the Internet must be submitted by 11:59 p.m., Eastern Time on the day before the Meeting.

Q12. HOW CAN I CHANGE MY VOTING INSTRUCTIONS?

A. Previously submitted voting instructions may be revoked or changed by any of the voting methods described above, subject to the voting deadlines also discussed above. Please see the Voting Information section of the Prospectus/Proxy Statement for additional information.

Q13. WHEN WILL THE PROPOSED REORGANIZATION TAKE PLACE?

A. If approved, the proposed Reorganization is currently expected to be completed on or about December 16, 2024.

Q14. CAN THE PROXY STATEMENT BE VIEWED ONLINE?

A. Yes. The proxy statement can be viewed at www.prudential.com/variableinsuranceportfolios.

Q15. WHAT IF I HAVE QUESTIONS ON THE PROPOSED REORGANIZATION?

A. If you require assistance or have any questions regarding the proxy statement, please call 1-888-778-2888 between the hours of 8:00 a.m. and 6:00 p.m. Eastern Time, Monday-Friday.

Q16. WILL SHAREHOLDERS BE ALLOWED TO TRANSFER OUT OF THE TARGET PORTFOLIO WITHOUT PENALTY AND WITHOUT BEING REQUIRED TO USE ONE OF THEIR ALLOTTED TRANSFERS?

A. Yes. Contract owners will be allowed one free transfer out of the Target Portfolio without penalty during the period within 60 days of the effective date of the Reorganization (i.e., from 60 days before to 60 days after the effective date of the Reorganization). Such transfer will not count towards a contract owner's allotted transfers.

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AST MID-CAP VALUE PORTFOLIO,
A SERIES OF ADVANCED SERIES TRUST

655 Broad Street
Newark, New Jersey 07102

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 26, 2024

To the Shareholders of the AST Mid-Cap Value Portfolio, a series of the Advanced Series Trust:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of the AST Mid-Cap Value Portfolio (the "Target Portfolio"), a series of the Advanced Series Trust (the "Trust"), will be held at the offices of the Trust, 655 Broad Street, Newark, New Jersey 07102, on November 26, 2024 at 10:30 a.m. Eastern Time.

The purposes of the Meeting are as follows:

I.  To approve a Plan of Reorganization of the Trust on behalf of the Target Portfolio (the "Plan") regarding the proposed reorganization of the Target Portfolio into the AST Large-Cap Value Portfolio (the "Acquiring Portfolio"), a series of the Trust.

II.  To transact such other business as may properly come before the Meeting or any adjournment thereof.

As described in more detail below, the Plan provides for the transfer of all of the Target Portfolio's assets to the Acquiring Portfolio in exchange for (i) the Acquiring Portfolio's assumption of all of the Target Portfolio's liabilities, and (ii) the Acquiring Portfolio's issuance to the Target Portfolio of shares of beneficial interest in the Acquiring Portfolio (the "Acquiring Portfolio Shares"). The Acquiring Portfolio Shares received by the Target Portfolio will have an aggregate net asset value that is equal to the aggregate net asset value of the Target Portfolio shares that are outstanding immediately prior to the reorganization transaction. As a result of such transaction, the Target Portfolio will be completely liquidated, and contract owners will beneficially own shares of the Acquiring Portfolio having an aggregate value equal to their Target Portfolio shares. A vote in favor of the Plan by shareholders of the Target Portfolio will constitute a vote in favor of the liquidation of the Target Portfolio and the termination of the Target Portfolio as a separate series of the Trust. The Board of Trustees of the Trust (the "Board") unanimously recommends that you vote in favor of the proposal.

A copy of the form of Plan is attached as Exhibit A to the Prospectus/Proxy Statement.

The acquisition of all of the assets of the Target Portfolio by the Acquiring Portfolio in exchange for the Acquiring Portfolio's assumption of all of the liabilities of the Target Portfolio, and the issuance of Acquiring Portfolio Shares to the Target Portfolio and its shareholders, is referred to herein as the "Reorganization." If shareholders of the Target Portfolio approve the Plan and the Reorganization is consummated, they will become shareholders of the Acquiring Portfolio and the Target Portfolio will liquidate. If shareholders do not approve the Reorganization, the Manager will not move forward with the Repositioning or the Management Fee Reduction (as those terms are defined in the Prospectus/Proxy Statement).

The matters referred to above are discussed in detail in the Prospectus/Proxy Statement attached to this notice. The Board has fixed the close of business on August 30, 2024, as the record date for determining shareholders entitled to notice of, and to vote at, the Meeting, or any adjournment thereof, and only holders of record of shares of the Target Portfolio at the close of business on that date are entitled to notice of, and to vote at, the Meeting or any adjournment thereof. Each full share of the Target Portfolio is entitled to one vote on the proposal, and each fractional share of the Target Portfolio is entitled to a corresponding fractional vote on the proposal.

You are cordially invited to attend the Meeting. If you do not expect to attend the Meeting, you are requested to complete, date and sign the enclosed voting instruction card relating to the Meeting and return it promptly in the envelope provided for that purpose. Alternatively, you may vote by telephone or over the Internet, as described in the Prospectus/Proxy Statement attached to this notice. The enclosed voting instruction card is being solicited on behalf of the Board.

YOUR VOTE IS IMPORTANT NO MATTER HOW LARGE OR SMALL YOUR INVESTMENT MAY BE. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION CARD, DATE AND SIGN IT, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. ALTERNATIVELY, YOU MAY VOTE BY TELEPHONE BY CALLING 1-800-690-6903 AND FOLLOWING THE INSTRUCTIONS. YOU MAY ALSO VOTE OVER THE INTERNET AT WWW.PROXYVOTE.COM. YOU MAY REVOKE YOUR VOTING INSTRUCTIONS AT ANY TIME PRIOR TO THE MEETING.

By order of the Board of Trustees of the Advanced Series Trust.

Andrew French
Secretary
Advanced Series Trust

ADVANCED SERIES TRUST

PROXY STATEMENT
for
AST MID-CAP VALUE PORTFOLIO,
A SERIES OF ADVANCED SERIES TRUST
and
PROSPECTUS
for
AST LARGE-CAP VALUE PORTFOLIO,
A SERIES OF ADVANCED SERIES TRUST

Dated October 11, 2024

655 Broad Street
Newark, New Jersey 07102
Telephone 888-778-2888

Reorganization of the AST Mid-Cap Value Portfolio
into the AST Large-Cap Value Portfolio

This Prospectus/Proxy Statement is furnished in connection with a Special Meeting of Shareholders (the "Meeting") of the AST Mid-Cap Value Portfolio (the "Target Portfolio"), a series of the Advanced Series Trust (the "Trust"). At the Meeting, you will be asked to consider and approve a Plan of Reorganization of the Trust (the "Plan") that provides for the reorganization of the Target Portfolio into the AST Large-Cap Value Portfolio (the "Acquiring Portfolio," and together with the Target Portfolio, the "Portfolios"), a separate series of the Trust.

As described in more detail below, the Plan provides for the transfer of all of the Target Portfolio's assets to the Acquiring Portfolio in exchange for (i) the Acquiring Portfolio's assumption of all of the Target Portfolio's liabilities, and (ii) the Acquiring Portfolio's issuance to the Target Portfolio of shares of beneficial interest in the Acquiring Portfolio (the "Acquiring Portfolio Shares"). The Acquiring Portfolio Shares received by the Target Portfolio will have an aggregate net asset value that is equal to the aggregate net asset value of the Target Portfolio shares that are outstanding immediately prior to the reorganization transaction. As a result of such transaction, the Target Portfolio will be completely liquidated, and contract owners will beneficially own shares of the Acquiring Portfolio having an aggregate value equal to their Target Portfolio shares. A vote in favor of the Plan by shareholders of the Target Portfolio will constitute a vote in favor of the liquidation of the Target Portfolio and the termination of the Target Portfolio as a separate series of the Trust.

The acquisition of all of the assets of the Target Portfolio by the Acquiring Portfolio in exchange for the Acquiring Portfolio's assumption of all of the liabilities of the Target Portfolio, and the issuance of Acquiring Portfolio Shares to the Target Portfolio, which will distribute such shares to its shareholders, is referred to herein as the "Reorganization." If shareholders of the Target Portfolio approve the Plan and the Reorganization is consummated, they will become shareholders of the Acquiring Portfolio and the Target Portfolio will liquidate.(1)

(1)  As explained further in the attached Prospectus/Proxy Statement, effective on or about the date of the Reorganization, which is expected to be on or about December 16, 2024, the Acquiring Portfolio will be "repositioned" becoming the "Combined Portfolio (as Repositioned)." The repositioning involves hiring Putnam Investment Management, LLC, ClearBridge Investments, LLC, Dimensional Fund Advisors LP and J.P. Morgan Investment Management Inc. as additional subadvisers to the Acquiring Portfolio to serve alongside Hotchkis and Wiley Capital Management, LLC, and making certain changes to the Acquiring Portfolio's principal investment strategies. In addition, the contractual management fee for the Acquiring Portfolio will be reduced on the date of the Repositioning. The preceding actions are referred to as the "Repositioning" and the "Management Fee Reduction," as applicable. The Manager will not move forward with the Repositioning or the Management Fee Reduction if the Reorganization is not approved. The Repositioning is contingent upon shareholder approval of the Reorganization because the strategy and subadviser changes contemplated by the Repositioning require the increased scale and elimination of strategies provided by the consolidation of assets and subadvisers of the Portfolios through the Reorganization.

The Meeting will be held at the offices of the Trust, 655 Broad Street, Newark, New Jersey 07102, on November 26, 2024, at 10:30 a.m. Eastern Time. The Board of Trustees of the Trust (the "Board") is soliciting these voting instructions on behalf of the Target Portfolio and has fixed the close of business on August 30, 2024 (the "Record Date"), as the record date for determining shareholders of the Target Portfolio entitled to notice of, and to vote at, the Meeting or any adjournment thereof. Only holders of record of shares of the Target Portfolio at the close of business on the Record Date are entitled to notice of, and to vote at, the Meeting or any adjournment thereof. This Prospectus/Proxy Statement is first being sent to contract owners on or about October 11, 2024.

The investment objectives of the Target Portfolio, the Acquiring Portfolio and the Combined Portfolio (as Repositioned) are listed below:

Target Portfolio Name	Investment Objective
AST Mid-Cap Value Portfolio	seek capital growth
Acquiring Portfolio Name/Combined Portfolio (as Repositioned)	Investment Objective
AST Large-Cap Value Portfolio	seek current income and long-term growth of income, as well as capital appreciation

The Target Portfolio and the Acquiring Portfolio serve as underlying mutual funds for variable annuity contracts and variable life insurance policies (each, a "Contract," and collectively, the "Contracts") issued by life insurance companies (each, a "Participating Insurance Company," and collectively, the "Participating Insurance Companies"). Each Participating Insurance Company holds assets invested in these Contracts in various separate accounts, each of which is divided into sub-accounts investing exclusively in a mutual fund or in a portfolio of a mutual fund. Therefore, Contract owners who have allocated their account values to applicable sub-accounts are indirectly invested in the Target Portfolio through the Contracts and should consider themselves shareholders of the Target Portfolio for purposes of this Prospectus/Proxy Statement. Each Participating Insurance Company is required to offer Contract owners the opportunity to instruct it, as owner of record of shares held in the Target Portfolio by its separate or general accounts, how it should vote on the Plan at the Meeting and at any adjournments thereof.

This Prospectus/Proxy Statement gives the information about the Reorganization and the issuance of the Acquiring Portfolio Shares that you should know before investing or voting on the Plan. You should read it carefully and retain it for future reference. A copy of this Prospectus/Proxy Statement is available on the internet at www.prudential.com/variableinsuranceportfolios. The following documents containing additional information about the Portfolios has been filed with the Securities and Exchange Commission (the "SEC") and are incorporated by reference into this Prospectus/Proxy Statement:

•  The Statement of Additional Information ("SAI"), dated October 11, 2024 relating to this Prospectus/Proxy Statement, under file number 333-282007;

•  The Prospectus and Statement of Additional Information, as supplemented, dated May 1, 2024 for the Trust on behalf of each Portfolio, dated May 1, 2024, as supplemented and amended to date, under file number 033-24962;

•  The audited financial statements contained in the annual report of the Portfolios, dated December 31, 2023, under file number 811-05186; and

•  The unaudited financial statements contained in the Form N-CSRS of the Portfolios, dated June 30, 2024, under file number 811-05186.

You may request a free copy of this Prospectus/Proxy Statement, the Statement of Additional Information relating to this Prospectus/Proxy Statement, and the Prospectus and Statement of Additional Information of the Trust with respect to the Portfolios, or other documents relating to the Trust and the Portfolios without charge by calling 1-800-346-3778 or by writing to the Trust at 655 Broad Street, Newark, New Jersey 07102. The SEC maintains a website (www.sec.gov) that contains this Prospectus/Proxy Statement and other information relating to the Trust and the Portfolios that has been filed with the SEC.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation or any other U.S. government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

PROSPECTUS/PROXY STATEMENT
TABLE OF CONTENTS

Page
5	Summary
9	Information About the Reorganization
12	Comparison of Target Portfolio, Acquiring Portfolio and Combined Portfolio (as Repositioned)
25	Management of the Target Portfolio, the Acquiring Portfolio and the Combined Portfolio (as Repositioned)
34	Voting Information
35	Additional Information About the Target Portfolio and the Acquiring Portfolio
35	Principal Holders of Shares
37	Financial Highlights

SUMMARY

This section is only a summary of certain information contained in this Prospectus/Proxy Statement. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the form of Plan (Exhibit A) and additional information regarding the Acquiring Portfolio set forth in Exhibit B.

As explained in more detail below, you are being asked to consider and approve the Plan with respect to the Target Portfolio for which you are a beneficial shareholder. Shareholder approval of the Plan and consummation of the Reorganization will have the effect of reorganizing the Target Portfolio into the Acquiring Portfolio, resulting in a single mutual fund.

As further explained in "Management of the Target Portfolio and the Acquiring Portfolio," PGIM Investments ("PGIM Investments") and AST Investment Services, Inc. ("ASTIS," and together with PGIM Investments, the "Manager") both serve as investment managers to the Target Portfolio and the Acquiring Portfolio. The Acquiring Portfolio will be the accounting and performance survivor of the Reorganization, and the combined portfolio resulting from the Reorganization is sometimes referred to herein as the "Combined Portfolio (as Repositioned)."

The Target Portfolio and the Acquiring Portfolio are managed under a manager-of-managers structure, which means that the Manager has engaged each subadviser listed below to conduct the investment program of the relevant Portfolio, including the purchase, retention, and sale of portfolio securities and other financial instruments. The Target Portfolio and the Acquiring Portfolio have the same distribution and purchase procedures and exchange rights, and redemption procedures.

Portfolio	Subadvisers
AST Mid-Cap Value Portfolio	Massachusetts Financial Services Company ("MFS"), Wellington Management Company LLP ("Wellington") and Victory Capital Management Inc. ("Victory Capital")
AST Large-Cap Value Portfolio

Hotchkis and Wiley Capital Management, LLC ("Hotchkis and Wiley"), T. Rowe Price Associates, Inc. ("T. Rowe Price"), Massachusetts Financial Services Company ("MFS"), and Wellington Management Company LLP ("Wellington")

Combined Portfolio (as Repositioned)

J.P. Morgan Investment Management Inc. ("J.P. Morgan"), Putnam Investment Management LLC ("Putnam"), ClearBridge Investments, LLC ("ClearBridge"), Dimensional Fund Advisors LP ("Dimensional"), and Hotchkis and Wiley

The Reorganization is not expected to result in taxable gains or losses or capital gains or losses, for U.S. federal income tax purposes, to Contract owners that beneficially own shares of the Target Portfolio immediately prior to the Reorganization.

Acquiring Portfolio Repositioning

Effective on or about the date of the Reorganization, which is expected to be on or about December 16, 2024, the Acquiring Portfolio will be "repositioned." The Repositioning involves hiring Putnam Investment Management, LLC, ClearBridge Investments, LLC, Dimensional Fund Advisors LP and J.P. Morgan Investment Management Inc. as additional subadvisers to the Acquiring Portfolio to serve alongside Hotchkis and Wiley Capital Management, LLC and making certain changes to the Acquiring Portfolio's principal investment strategies. In addition, the contractual management fee for the Acquiring Portfolio will be reduced on the date of the Repositioning. As a result of the Reorganization, shareholders of the Target Portfolio will become shareholders of the Combined Portfolio (as Repositioned). Please see pages 13-15 of the attached Prospectus/Proxy Statement for a complete comparison of the principal investment strategies of the Target Portfolio, Acquiring Portfolio, and the Combined Portfolio (as Repositioned).

The Manager will not move forward with the Repositioning or the Management Fee Reduction if the Reorganization is not approved. The Repositioning is contingent upon shareholder approval of the Reorganization because the strategy and subadviser changes contemplated by the Repositioning require the increased scale and elimination of strategies provided by the consolidation of assets and subadvisers of the Portfolios through the Reorganization.

Comparison of Investment Objectives and Principal Investment Strategies of the Portfolios

The investment objectives of the Target Portfolio, the Acquiring Portfolio and the Combined Portfolio (as Repositioned) are similar. The investment objective of the Target Portfolio is to seek capital growth. The investment objective of the Acquiring Portfolio (both current and as repositioned) is to seek current income and long-term growth of income, as well as capital appreciation. The investment objectives are non-fundamental, meaning that they can be changed by the Board without shareholder approval.

The Portfolios also have similar principal investment strategies. The Target Portfolio normally invests at least 80% of its assets in securities of mid-capitalization companies, whereas the Acquiring Portfolio (both current and as repositioned) invests at least 80% of its assets in securities of large-capitalization companies. As of June 30, 2024, the Target Portfolio and the Acquiring Portfolio invested approximately 98.3% and 94.9%, respectively, in equities and approximately 1.3% and 1.2%, respectively, in fixed income investments, with each Portfolio investing the remainder in currency related investments. Accordingly, as a result of the Reorganization, shareholders of the Target Portfolio will continue to benefit from significant exposure to equity as shareholders of the Combined Portfolio (as Repositioned), however, such exposure will be to large-capitalization companies which tend to be less volatile than mid-sized companies. In addition, the Risk/Return profile of the Combined Portfolio (as Repositioned) is substantially similar or improved relative to the Risk/Return profile of the Target Portfolio and the Acquiring Portfolio.

Principal Risks of the Portfolios

The principal risks associated with the Target Portfolio and the Combined Portfolio (as Repositioned) are substantially similar. Both Portfolios are subject to asset transfer program risk, economic and market events risk, equity securities risk, expense risk, focus risk, foreign investment risk, investment style risk, market and management risk, mid-sized company risk, redemption risk, regulatory risk, and value style risk. In addition, the Target Portfolio, but not the Combined Portfolio (as Repositioned), is subject to quantitative model risk, and real estate risk. The Combined Portfolio (as Repositioned), but not the Target Portfolio, is subject to exchange-traded funds (ETF) risk, large company risk and liquidity and valuation risk. Detailed descriptions of the principal risks associated with the Target Portfolio, the Acquiring Portfolio, and the Combined Portfolio (as Repositioned) are set forth in this Prospectus/Proxy Statement under the caption "Comparison of the Target Portfolio, the Acquiring Portfolio, and the Combined Portfolio (as Repositioned)—Principal Risks of the Portfolios."

There is no guarantee that shares of the Combined Portfolio (as Repositioned) will not lose value. This means that the value of the Combined Portfolio's (as Repositioned) investments, and therefore, the value of the Combined Portfolio's (as Repositioned) shares, may fluctuate.

Comparison of Investment Management Fees and Total Fund Operating Expenses

The current effective and contractual investment management fee rates for the Acquiring Portfolio are lower than that for the Target Portfolio. The effective and contractual investment management fee rates for the Combined Portfolio (as Repositioned) are also expected to be lower than those of the Target Portfolio after the Reorganization is completed. Contractual investment management fees are the management fees payable to the Manager and do not reflect any waivers or reimbursements. Effective investment management fees are the management fees paid to the Manager, taking into account any applicable waiver or reimbursement.

Assuming completion of the Reorganization on June 30, 2024, based on assets under management for each of the Portfolios on that date, the pro forma annualized total net operating expense ratio (gross and net) of the Combined Portfolio (as Repositioned) is lower than the annualized total net operating expense ratio (gross and net) of the Target Portfolio. This means that the Target Portfolio shareholders will benefit from reduced total expenses as a result of the Reorganization.

The following tables describe the fees and expenses that owners of the Contracts may pay if they invest in the Target Portfolio or the Acquiring Portfolio, as well as the projected fees and expenses of the Combined Portfolio (as Repositioned) after the Reorganization. The following table does not reflect any Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth below. The Contract charges will not change as a result of the Reorganization. See your Contract prospectus for more information about Contract charges.

Shareholder Fees^
(fees paid directly from your investment)

	Target Portfolio	Acquiring Portfolio	Combined Portfolio (as Repositioned) (Pro Forma Surviving)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	NA*	NA*	NA*
Maximum deferred sales charge (load)	NA*	NA*	NA*
Maximum sales charge (load) imposed on reinvested dividends	NA*	NA*	NA*
Redemption Fee	NA*	NA*	NA*
Exchange Fee	NA*	NA*	NA*

^  Charges and expenses of the Contract will not change as a result of the Reorganization.

*  Because shares of both the Target Portfolio and the Acquiring Portfolio are purchased through Contracts, the relevant Contract prospectus should be carefully reviewed for information on the charges and expenses of the Contract. This table does not reflect any such charges; and the expenses shown would be higher if such charges were reflected.

Annual Portfolio Operating Expenses (as of June 30, 2024)
(expenses that are deducted from Portfolio assets)

	Target Portfolio		Acquiring Portfolio		Combined Portfolio (as Repositioned) (Pro Forma Surviving)
Management Fees	0.73%		0.56%		0.54%
Distribution and/or Service Fees (12b-1 Fees)	0.25%		0.25%		0.25%
Other Expenses	0.05%		0.02%		0.02%
Acquired Fund Fees & Expenses	0.01%		0.00%		0.00%
Total Annual Portfolio Operating Expenses	1.04%		0.83%		0.81%
Fee Waiver and/or Expense Reimbursement	(0.01	)%(1)	(0.01	)%(2)	(0.01	)%(3)
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.03%		0.82%		0.80%

(1)  The Manager has contractually agreed to waive 0.0051% of its investment management fee through June 30, 2025. The Manager has also contractually agreed to waive 0.0034% of its investment management fee through June 30, 2025. These arrangements may not be terminated or modified without the prior approval of the Trust's Board.

(2)  The Manager has contractually agreed to waive 0.009% of its investment management fee through June 30, 2025. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Acquiring Portfolio so that the Acquiring Portfolio's investment management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Acquiring Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.82% of the Acquiring Portfolio's average daily net assets through June 30, 2025. Expenses waived/reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust's Board.

(3)  The Manager has contractually agreed to waive 0.01% of its investment management fee through June 30, 2026. This arrangement may not be terminated or modified without the prior approval of the Trust's Board.

Expense Examples

The examples assume that you invest $10,000 in each of the Portfolios for the time periods indicated. The examples also assume that your investment has a 5% return each year, that each Portfolio's total operating expenses remain the same, and include the contractual expense cap only for the one-year period for the Target Portfolio, the Acquiring Portfolio and the Combined Portfolio (as Repositioned) (Pro Forma Surviving), as applicable. These examples do not reflect any charges or expenses for the Contracts. The expenses shown below would be higher if these charges or expenses were included. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Target Portfolio(1)	$105	$330	$573	$1,270
Acquiring Portfolio(1)	$84	$264	$460	$1,024
Combined Portfolio (as Repositioned) (Pro Forma Surviving)(1)	$82	$258	$449	$1,001

(1)  Based on total annual operating expense ratios reflected in the table above entitled "Annual Portfolio Operating Expenses (as of June 30, 2024)."

Portfolio Turnover

The Portfolios pay transaction costs, such as commissions, when each buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect a portfolio's performance. During the most recent fiscal year ended December 31, 2023, the Target Portfolio's turnover rate was 46% of the average value of its portfolio, and the Acquiring Portfolio's turnover rate was 35% of the average value of its portfolio.

Reorganization Details and Reasons for the Reorganization

As a result of the Reorganization, you will cease to be a beneficial shareholder of the Target Portfolio and will become a beneficial shareholder of the Acquiring Portfolio. The Acquiring Portfolio Shares received by the Target Portfolio will have an aggregate net asset value that is equal to the aggregate net asset value of the Target Portfolio's shares that are outstanding immediately prior to the Reorganization. As a result of such transaction, the Target Portfolio will be completely liquidated, and shareholders thereof will own shares of the Acquiring Portfolio having an aggregate net asset value equal to the shares of the Target Portfolio held by that shareholder as of the close of regular trading on the New York Stock Exchange on the closing date of the Reorganization.

Both the Target Portfolio and the Acquiring Portfolio serve as underlying mutual funds for the Contracts issued by Participating Insurance Companies. Each Participating Insurance Company holds assets invested in these

Contracts in various separate accounts, each of which is divided into sub-accounts investing exclusively in a mutual fund or in a portfolio of a mutual fund. Therefore, Contract owners who have allocated their account values to applicable sub-accounts are indirectly invested in the applicable Portfolio through the Contracts and should consider themselves shareholders of the applicable Portfolio for purposes of this Prospectus/Proxy Statement.

Based on the factors set forth in the "Information About the Reorganization—Board Considerations" section, the Board has determined that the Reorganization is in the best interests of the shareholders of each of the Portfolios and has also concluded that no dilution in value would result to the shareholders of either Portfolio as a result of the Reorganization.

The Board, on behalf of the Target Portfolio and the Acquiring Portfolio, has approved the Plan and unanimously recommends that you vote to approve the Plan.

In deciding whether to vote to approve the Plan, you should consider the information considered by the Board and the information provided in this Prospectus/Proxy Statement.

INFORMATION ABOUT THE REORGANIZATION

This section describes the Reorganization of the Target Portfolio and the Acquiring Portfolio. This section is only a summary of the Plan. You should read the actual form of Plan attached as Exhibit A.

Board Considerations

On August 23, 2024, the Board met to evaluate and consider the proposed Reorganization of the Target Portfolio, a series of the Trust, into the Acquiring Portfolio, also a series of the Trust. In connection with its consideration of whether to approve the Reorganization, the Board was provided with, among other information, presentations by management regarding the proposed Reorganization and information related to the Target Portfolio, the Acquiring Portfolio and the Combined Portfolio (as Repositioned). As part of their review process, the Trustees who are not interested persons of the Trust (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) (the "Independent Trustees") were represented by independent legal counsel. The Trustees were provided with information both in writing and during oral presentations made at that meeting, including, among other matters, historical and projected asset flows, historical performance information, historical fee and expense information, and the projected fee and expense information of the Combined Portfolio (as Repositioned) following the Reorganization.

The Board, in reaching its decision to approve the Reorganization, considered a number of factors, including, but not limited to, the following:

•  The principal investment strategies and principal risks of the Target Portfolio and Combined Portfolio (as Repositioned) are similar in that the Target Portfolio and the Combined Portfolio (as Repositioned) normally invest predominantly in equity securities through a value-oriented investment style;

•  The Combined Portfolio (as Repositioned) will be larger than the Target Portfolio with an estimated $3.8 billion based on net assets as of June 30, 2024, providing an opportunity for shareholders to benefit from improved economies of scale;

•  The Acquiring Portfolio has outperformed the Target Portfolio for the year-to-date, one-, three-, five-, and ten-year periods ending June 30, 2024;

•  Hypothetical performance of the Combined Portfolio (assuming the Repositioning had occurred) outperformed the Target Portfolio for the year-to-date, one-, three-, five-, and ten-year periods ending June 30, 2024;

•  Assuming the Repositioning, Reorganization, and the Management Fee Reduction had been in effect for the one-year period ended June 30, 2024, pro forma total gross and net operating expense ratio for the Combined Portfolio (as Repositioned) is less than the total gross and net operating expense ratio for the Target Portfolio;

•  The annualized estimated Target Portfolio shareholder savings from the Reorganization will be approximately $1.4 million, based on portfolio assets for a one-year period, based on current assets as of June 30, 2024;

•  The Portfolios currently have the same investment managers, although the Board noted that the Target Portfolio has a different mix of subadvisers than the Acquiring Portfolio (both currently and as repositioned);

•  The Target Portfolio and the Acquiring Portfolio each utilize the same custodian, distributor, Fund counsel, and independent public accounting firm, and that those would remain the same immediately after the Reorganization; and

•  The Reorganization is not expected to be a taxable event for U.S. federal income tax purposes for Contract owners.

For the foregoing reasons, the Board determined that the Reorganization would be in the best interests of the Target Portfolio and Acquiring Portfolio and that the interests of the Target Portfolio's and Acquiring Portfolio's Contract owners and shareholders would not be diluted as a result of the Reorganization. The Board, including a majority of the Independent Trustees, voted to approve the Reorganization and recommends that you vote "FOR" the Reorganization.

Closing of the Reorganization

If shareholders of the Target Portfolio approve the Plan, the Reorganization will take place after various conditions are satisfied by the Trust on behalf of the Target Portfolio and the Acquiring Portfolio. The Trust will determine a specific date for the actual Reorganization to take place, which is presently expected to occur on or about December 16, 2024. This is called the "Closing Date." If the shareholders of the Target Portfolio do not approve the Plan, the Reorganization will not take place for the Target Portfolio, and the Board will consider alternative courses of actions, as described above.

If the shareholders of the Target Portfolio approve the Plan, the Target Portfolio will deliver to the Acquiring Portfolio all of its assets on the Closing Date, the Acquiring Portfolio will assume all of the liabilities of the Target Portfolio on the Closing Date, and the Acquiring Portfolio will issue Acquiring Portfolio Shares to the Target Portfolio. The Acquiring Portfolio Shares received by the Target Portfolio will have an aggregate net asset value that is equal to the aggregate net asset value of the Target Portfolio shares that are outstanding immediately prior to the Reorganization. The Target Portfolio then will distribute the Acquiring Portfolio Shares to its shareholders and liquidate. The Participating Insurance Companies then will make a conforming exchange of units between the applicable sub-accounts in their separate accounts. As a result, shareholders of the Target Portfolio will beneficially own shares of the Acquiring Portfolio that, as of the date of the exchange, have an aggregate value equal to the dollar value of the assets delivered to the Target Portfolio. The stock transfer books of the Target Portfolio will be permanently closed on the Closing Date. Requests to transfer or redeem assets allocated to the Target Portfolio may be submitted at any time before the close of regular trading on the New York Stock Exchange on the Closing Date, and requests that are received in proper form prior to that time will be effected prior to the closing.

To the extent permitted by law, the Trust may amend the Plan without shareholder approval. The Trust may also agree to terminate and abandon the Reorganization at any time before or, to the extent permitted by law, after the approval by shareholders of the Target Portfolio.

Expenses of the Reorganization

All costs incurred in entering into and carrying out the terms and conditions of the Reorganization, other than transaction costs, regardless of whether approved by shareholders, including (without limitation) outside legal counsel and independent registered public accounting firm costs and costs incurred in connection with the printing and mailing of this Prospectus/Proxy Statement and related materials, will be paid by the Manager or its affiliates, not the Target Portfolio or the Acquiring Portfolio. The estimated expenses for this Prospectus/Proxy Statement, including printing and mailing, the shareholder meeting, any proxy solicitation expenses, prospectus updates and proxy solicitation is $128,000.

The Manager expects that approximately 11.8% of the Target Portfolio's holdings (approximately 1.9% of the Combined Portfolio's (as Repositioned) assets) will be retained in connection with the Reorganization. Prior to the Reorganization, the Manager may use a transition manager to assist in the transition of the Target Portfolio. It is anticipated that, in advance of the Reorganization, the remaining 88.2% of the Target Portfolio's holdings will be aligned or sold and the proceeds invested in securities that the Acquiring Portfolio wishes to hold. The Target Portfolio will bear the transaction costs related to the Reorganization, which typically include, but are not limited to, trade commissions, related fees and taxes, and any foreign exchange spread costs, where applicable. The Manager currently estimates such transaction costs, including costs associated with the use of a transition manager, to be approximately $141,000 (0.023% of the Target Portfolio's net assets).

As stated above, the Acquiring Portfolio will be repositioned prior to the Reorganization. The Manager currently expects that the repositioning of the Acquiring Portfolio will occur on or about the effective date of the Reorganization. As a result, the Manager currently estimates that the repositioning of the Acquiring Portfolio may result in transaction costs of approximately $544,000 (0.017% of net assets) for the Acquiring Portfolio. Target Portfolio shareholders will not pay transaction costs associated with the repositioning of the Acquiring Portfolio.

Certain U.S. Federal Income Tax Considerations

For U.S. federal income tax purposes, each Portfolio is treated as a partnership that is not a "publicly traded partnership" as defined in Section 7704 of the Internal Revenue Code of 1986, as amended (the "Code"). If a Portfolio were not to qualify for such treatment, it could be subject to U.S. federal income tax at the Portfolio level, which may reduce the value of an investment therein. As a result of a Portfolio's treatment as a partnership that is not a publicly traded partnership, it is generally not itself subject to U.S. federal income tax. Instead, a Portfolio's income, gains, losses, deductions, credits and other tax items are "passed through" pro rata directly to the Participating Insurance Companies and retain the same character for U.S. federal income tax purposes (without regard as to whether such corresponding amounts are actually distributed from a Portfolio). Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Each Portfolio intends to comply with the diversification requirements of Section 817(h) of the Code and the U.S. Treasury regulations thereunder on separate accounts of insurance companies as a condition of maintaining the favorable tax status of the Contracts issued by separate accounts of Participating Insurance Companies. If a Portfolio does not meet such diversification requirements, the Contracts could lose their favorable tax treatment, and thus income and gain allocable to the Contracts could be currently taxable to shareholders of the Portfolio. This could also occur if Contract holders are found to have an impermissible level of control over the investments underlying their Contracts.

Contracts owners should consult the applicable prospectus or description of the plan for a discussion and information on the tax consequences of the Contract, policy or plan. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in one of the Portfolios, including the application of state, local and non-U.S. taxes.

The Reorganization may entail various consequences, which are discussed below under the caption "U.S. Federal Income Tax Consequences of the Reorganization."

U.S. Federal Income Tax Consequences of the Reorganization

The following discussion is applicable to the Reorganization. The Reorganization is expected to be treated as a "partnership merger" under Section 708 of the Code and U.S. Treasury regulations promulgated thereunder. Very generally, pursuant to the partnership merger rules, for U.S. federal income tax purposes, (i) the Combined Portfolio (as Repositioned) is treated as a continuation of the Portfolio that has the greater net asset value on the Closing Date (the "Continuing Portfolio") and the other Portfolio is treated as terminating (the "Terminating Portfolio"), and (ii) the Terminating Portfolio is treated as contributing all of its assets and liabilities to the Continuing Portfolio in exchange for equity interests of the Continuing Portfolio and immediately thereafter distributing the Continuing Portfolio interests to the Terminating Portfolio shareholders in liquidation. Which of Target Portfolio and Acquiring

Portfolio will be treated as the Terminating Portfolio and the Continuing Portfolio for U.S. federal income tax purposes depends on the relative sizes of the Portfolios at the time of the Reorganization and thus cannot be determined prior to the Reorganization. If the Reorganization had occurred on June 30, 2024, Target Portfolio would have been treated as the Terminating Portfolio and Acquiring Portfolio would have been treated as the Continuing Portfolio for U.S. federal income tax purposes.

The Reorganization is not expected to be a taxable event for U.S. federal income tax purposes for Contract owners. In addition, assuming the Contracts qualify for U.S. federal tax-deferred treatment applicable to certain variable insurance products, Contract owners generally should not have any reportable gain or loss for U.S. federal income tax purposes even if the Reorganization was a taxable transaction. It is a condition to each Portfolio's obligation to complete its Reorganization that the Portfolios will have received an opinion from Ropes & Gray LLP, counsel to the Portfolios, based upon representations made by the Trust on behalf of the Target Portfolio and the Acquiring Portfolio, existing provisions of the Code, U.S. Treasury regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, and certain assumptions, and subject to certain qualifications, substantially to the effect that:

1.  Under Section 723 of the Code, the Continuing Portfolio's tax basis in the assets of the Terminating Portfolio transferred to the Continuing Portfolio in the Reorganization should be the same as the Terminating Portfolio's tax basis in such assets immediately prior to the Reorganization (except and to the extent provided in Section 704(c)(1)(C) of the Code with respect to contributions of "built in loss" property); and

2.  Under Section 1223(2) of the Code, the Continuing Portfolio's holding periods in the assets received from the Terminating Portfolio in the Reorganization should include the Terminating Portfolio's holding periods in such assets.

An opinion of counsel is not binding on the Internal Revenue Service or the courts. Shareholders of the Target Portfolio should consult their tax advisors regarding the tax consequences to them of the Reorganization in light of their individual circumstances.

A Contract owner should consult the prospectus for his or her Contract on the tax consequences of owning the Contract. Contract owners should also consult their tax advisors as to state, local and non-U.S. tax consequences, if any, of the Reorganization, because this discussion only relates to U.S. federal income tax consequences.

Characteristics of Acquiring Portfolio Shares

The Acquiring Portfolio Shares to be distributed to Target Portfolio shareholders will have substantially identical legal characteristics as shares of beneficial interest of the Target Portfolio with respect to such matters as voting rights, accessibility, conversion rights, and transferability.

The Target Portfolio and the Acquiring Portfolio are each organized as a series of the Trust. There are no material differences between the rights of shareholders of the Portfolios.

COMPARISON OF THE TARGET PORTFOLIO, THE ACQUIRING PORTFOLIO, AND THE COMBINED PORTFOLIO (AS REPOSITIONED)

Additional information regarding the Acquiring Portfolio's investments and risks, the management of the Acquiring Portfolio, the purchase and sale of Acquiring Portfolio Shares, annual portfolio operating expenses, certain U.S. federal income tax considerations, and financial intermediary compensation is set forth in Exhibit B to this Prospectus/Proxy Statement.

Acquiring Portfolio Repositioning

Effective on or about the date of the Reorganization, which is expected to be on or about December 16, 2024, the Acquiring Portfolio will be "repositioned." The Repositioning involves hiring Putnam Investment Management, LLC, ClearBridge Investments, LLC, Dimensional Fund Advisors LP and J.P. Morgan Investment Management Inc. as additional subadvisers to the Acquiring Portfolio to serve alongside Hotchkis and Wiley Capital Management, LLC and making certain changes to the Acquiring Portfolio's principal investment strategies. In addition, the contractual management fee for the Acquiring Portfolio will be reduced on the date of the Repositioning. As a result of the Reorganization, shareholders of the Target Portfolio will become shareholders of the Combined Portfolio (as Repositioned). Please see pages 13-15 of the attached Prospectus/Proxy Statement for a complete comparison of the principal investment strategies of the Target Portfolio, Acquiring Portfolio, and the Combined Portfolio (as Repositioned).

The Manager will not move forward with the Repositioning or the Management Fee Reduction if the Reorganization is not approved. The Repositioning is contingent upon shareholder approval of the Reorganization because the strategy and subadviser changes contemplated by the Repositioning require the increased scale and elimination of strategies provided by the consolidation of assets and subadvisers of the Portfolios through the Reorganization.

Analysis of Investment Objectives and Principal Investment Strategies of the Portfolios

The investment objectives of the Target Portfolio and the Acquiring Portfolio are similar. The investment objective of the Target Portfolio is to seek capital growth. The investment objective of the Acquiring Portfolio (both current and as repositioned) is to seek current income and long-term growth of income, as well as capital appreciation. The investment objectives of the Target Portfolio and the Acquiring Portfolio are non-fundamental, meaning that they can be changed by the Board without shareholder approval.

The Portfolios also have similar principal investment strategies. The Target Portfolio normally invests at least 80% of its assets in securities of mid-capitalization companies, whereas the Acquiring Portfolio (both current and as repositioned) invests at least 80% of its assets in securities of large-capitalization companies. All Portfolios invest in U.S. and foreign securities. As of June 30, 2024, the Target Portfolio and the Acquiring Portfolio invested approximately 98.3% and 94.9%, respectively, in equities and approximately 1.3% and 1.2%, respectively, in fixed income investments, with each Portfolio investing the remainder in currency related investments. Accordingly, as a result of the Reorganization, shareholders of the Target Portfolio will continue to benefit from significant exposure to equity as shareholders of the Combined Portfolio (as Repositioned), however, such exposure will be to large-capitalization companies which tend to be less volatile than mid-sized companies.

Effective on or about the date of the Reorganization, which is expected to be on or about December 16, 2024, the Acquiring Portfolio will be "repositioned." The Repositioning involves hiring Putnam Investment Management, LLC, ClearBridge Investments, LLC, Dimensional Fund Advisors LP and J.P. Morgan Investment Management Inc. as additional subadvisers to the Acquiring Portfolio to serve alongside Hotchkis and Wiley Capital Management, LLC and making certain changes to the Acquiring Portfolio's principal investment strategies. In addition, the contractual management fee for the Acquiring Portfolio will be reduced on the date of the Repositioning. With the exception of the additional subadvisers that are being hired, the principal investment strategies of the Combined Portfolio (as Repositioned) will be substantially similar to the principal investment strategies of the Acquiring Portfolio.

	Target Portfolio	Acquiring Portfolio	Combined Portfolio (as Repositioned)
Investment Objective:	The investment objective of the Target Portfolio is to seek capital growth	The investment objective of the Acquiring Portfolio is to seek current income and long-term growth of income, as well as capital appreciation	The investment objective of the Combined Portfolio (as Repositioned) is to seek current income and long-term growth of income, as well as capital appreciation

Target Portfolio	Acquiring Portfolio	Combined Portfolio (as Repositioned)
Principal Investment Strategies:	In pursuing its investment objective, the Target Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in securities issued by medium capitalization companies. For purposes of the Target Portfolio, mid-capitalization companies are generally those that have market capitalizations between $1 billion and 120% of the market capitalization of the largest company included in the Russell Midcap Value Index.
The assets of the Target Portfolio are independently managed by three subadvisers under a multi-manager structure. The subadvisers are Massachusetts Financial Services Company (MFS), Wellington Management Company LLP (Wellington Management), and Sycamore Capital, an investment franchise of Victory Capital Management Inc. (Victory Capital). MFS uses an active, bottom-up investment approach to identify stocks of companies that it believes are undervalued compared to their perceived worth. Wellington Management uses a contrarian investment approach of purchasing stocks the portfolio management team believes to be misunderstood by the marketplace, utilizing proprietary research resources within a disciplined, bottom-up investment process. Victory Capital uses a bottom-up investment process in conducting fundamental analysis to identify companies that have sustainable returns	In pursuing its investment objective, the Acquiring Portfolio invests at least 80% of its net assets (including any borrowings for investment purposes) in securities issued by large capitalization companies. Large capitalization companies are generally those that have market capitalizations, at the time of purchase, within the market capitalization range of the Russell 1000® Value Index. The Acquiring Portfolio may also invest up to 20% of its total assets in foreign securities.
The Acquiring Portfolio is allocated among four subadvisers: Hotchkis and Wiley Capital Management, LLC, Massachusetts Financial Services Company, T. Rowe Price Associates, Inc., and Wellington Management Company LLP. The Strategic Investment Research Group of the Manager determines the allocation among the subadvisers based on its analysis, taking into account market conditions, risks and other factors.	In pursuing its investment objective, the Combined Portfolio (as Repositioned) normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity and equity-related securities of large capitalization companies.
Large capitalization companies are generally those that have market capitalizations, at the time of purchase, within the market capitalization range of the Russell 1000® Value Index. The Combined Portfolio (as Repositioned) may also invest up to 20% of its total assets in foreign securities. Equity and equity-related securities include common and preferred stock, other investment companies, including exchange-traded funds (ETFs), securities convertible into common stock, securities having common stock characteristics, futures contracts and other derivative instruments whose value is based on common stock, such as rights, warrants or options to purchase common stock.
The Combined Portfolio (as Repositioned) is allocated among five subadvisers: ClearBridge Investments, LLC, Dimensional Fund Advisors LP, Hotchkis and Wiley Capital Management, LLC, J.P. Morgan Investment Management Inc., and Putnam Investment Management, LLC. The Strategic Investment Research Group (SIRG) of the Manager determines the allocation among the subadvisers and other investment companies,

Target Portfolio	Acquiring Portfolio	Combined Portfolio (as Repositioned)

trading below Victory Capital's assessment of intrinsic value and prospects for an inflection in business fundamentals that will enable the stock price to be revalued higher. The Strategic Investment Research Group of the Manager determines the allocation among the subadvisers based on its analysis, taking into account market conditions, risks and other factors.

including ETFs, based on its analysis, taking into account market conditions, risks and other factors.

Principal Risks of the Portfolios

The table below compares the principal risks of investing in the Portfolios. A shareholder should refer to the prospectus of the relevant Portfolio for a Portfolio's full risk profile because the principal risks table below cannot be used to fully determine the risk profile of a Portfolio. All investments have risks to some degree, and it is possible that you could lose money by investing in each of the Portfolios. An investment in the Target Portfolio involves similar risks as an investment in the Combined Portfolio (as Repositioned), as noted below. An investment in each of the Portfolios is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While each of the Portfolios makes every effort to achieve its objective, it can't guarantee success. To the extent the Portfolio invests in underlying investment companies or other underlying portfolios, the Portfolio may be exposed to these risks directly through securities and other investments held directly by the Portfolio or indirectly through investments made by underlying portfolios in which the Portfolio invests.

Principal Risks	Target Portfolio	Acquiring Portfolio	Combined Portfolio (as Repositioned)
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the participating insurance companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses, and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser's ability to fully implement the Portfolio's investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels, and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.	Yes	Yes	Yes

Principal Risks	Target Portfolio	Acquiring Portfolio	Combined Portfolio (as Repositioned)
Economic and Market Events Risk. Economic and market events risk is the risk that one or more markets in which the Portfolio invests will decline in value, including the possibility that the markets will decline sharply and unpredictably. While a Portfolio's Manager or Subadviser(s) may make efforts to control the risks associated with market changes, and may attempt to identify changes as they occur, market environment changes can be sudden and extreme. Significant shocks to or disruptions of the financial markets or the economy, including those relating to general economic, political, or financial market conditions; significant or unexpected failures, near-failures or credit downgrades of key institutions; investor sentiment and market perceptions; unexpected changes in the prices of key commodities; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry or sector, could adversely affect the liquidity and volatility of securities held by the Portfolio. In periods of market volatility and/or declines, the Portfolio may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices.	Yes	Yes	Yes
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer's financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio. In addition, due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price.	Yes	Yes	Yes
Exchange-Traded Funds (ETF) Risk. An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objective, strategies, and policies. In addition, the market price of an ETF's shares may trade above or below its net asset value and there may not be an active trading market for an ETF's shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.	No	No	Yes
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the "Annual Portfolio Operating Expenses" table above for a variety of reasons, including, for example, if the Portfolio's average net assets decrease.	Yes	Yes	Yes
Focus Risk. The Portfolio focuses or may focus its investments in particular countries, regions, industries, sectors, markets, or types of investments and may accumulate large positions in such areas. As a result, the Portfolio invests in the securities of a small number of issuers and has greater exposure to adverse developments affecting those issuers and a resulting decline in the market price of those issuers' securities as compared to a portfolio that invests in the securities of a larger number of issuers.	Yes	Yes	Yes

Principal Risks	Target Portfolio	Acquiring Portfolio	Combined Portfolio (as Repositioned)
Foreign Investment Risk. Foreign markets tend to be more volatile than US markets and are generally not subject to regulatory requirements comparable to those in the US. Foreign securities include investments in securities of foreign issuers denominated in foreign currencies, as well as securities of foreign issuers denominated in US dollars and American Depositary Receipts. Foreign investment risk includes the risk that: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting and tax standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including, among others, military conflict, geopolitical developments, interruptions in the global supply chain, natural disasters, and outbreaks of infectious diseases.	Yes	Yes	Yes
Investment Style Risk. Securities held by the Portfolio as a result of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions and investor sentiment. At times when the investment style is out of favor, the Portfolio may underperform other funds that invest in similar asset classes but use different investment styles.	Yes	Yes	Yes
Large Company Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing the Portfolio to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.	No	Yes	Yes
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio's net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to policies and procedures adopted and implemented by the Manager. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.	No	Yes	Yes

Principal Risks	Target Portfolio	Acquiring Portfolio	Combined Portfolio (as Repositioned)
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably in short periods of time. Investment techniques, risk analyses, and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio's investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters, sanctions, cybersecurity events, supply chain disruptions, political or civil instability, and public health emergencies, among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.	Yes	Yes	Yes
Mid-Sized Company Risk. The shares of mid-sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing and volatility of these securities and on the Portfolio's ability to sell the securities.	Yes	No	Yes
Quantitative Model Risk. The Portfolio and certain underlying portfolios, if applicable, may use quantitative models as part of their investment process. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns. There can be no assurance that these methodologies will produce the desired results or enable the Portfolio to achieve its objective. A given model may be more effective with certain instruments or strategies than others, and there can be no assurance that any model can identify and incorporate all factors that will affect an investment's price or performance. When models prove to be incorrect or incomplete, including because data is stale, missing or unavailable, any decisions made in reliance thereon expose the Portfolio to potential risks. Models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect.	Yes	No	No

Principal Risks	Target Portfolio	Acquiring Portfolio	Combined Portfolio (as Repositioned)
Real Estate Risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify for favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Higher interest rates have a negative impact on real estate markets by increasing financing costs associated with purchasing new real estate or refinancing debt obligations. Additionally, occupancy rates for commercial real estate can reduce the value of existing real estate investments and rental income.	Yes	No	No
Redemption Risk. A Portfolio that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the Portfolio serving as the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times that it would not otherwise do so, and may as a result increase transaction costs or adversely affect Portfolio performance.	Yes	Yes	Yes
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the Securities and Exchange Commission (the SEC). Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector, or market.	Yes	Yes	Yes
Value Style Risk. Value style investing attempts to identify companies that are believed to be undervalued. Value stocks typically have prices that are low relative to factors such as the company's earnings, cash flow or dividends. Since the Portfolio may invest significantly in value stocks or use a value investment style, there is the risk that value stocks or the value style may be out of favor for a period of time, that the market will not recognize a security's intrinsic value for a long time or at all or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value investing style may perform better or worse than equity portfolios that focus on growth stocks or that have a broader investment style.	Yes	No	Yes

Analysis of the Fundamental Investment Policies of the Portfolios

Although the fundamental investment policies of the Target Portfolio and the Acquiring Portfolio are materially the same, there is a minor difference in the terms used to describe the Portfolios' consideration of diversification.

The Acquiring Portfolio and the Combined Portfolio (as Repositioned) will have identical fundamental investment policies. Fundamental investment policies may not be changed without a majority vote of shareholders as required by the 1940 Act.

Target Portfolio	Acquiring Portfolio and Combined Portfolio (as Repositioned)
Under its fundamental investment restrictions, the Target Portfolio may not:	Under its fundamental investment restrictions, the Acquiring Portfolio may not:
1. Issue senior securities, except as permitted under the 1940 Act.	1. Issue senior securities.
2. Borrow money, except that the Target Portfolio may (i) borrow money for non-leveraging, temporary or emergency purposes, and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Target Portfolio's investment objective and policies; provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Target Portfolio's assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. For the avoidance of doubt, notwithstanding the foregoing, if the Target Portfolio elects to treat reverse repurchase agreements as derivative transactions, it shall comply with the requirements of Rule 18f-4 under the 1940 Act rather than being subject to the 33 1/3% limit. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. Subject to the above limitations, the Target Portfolio may borrow from persons to the extent permitted by applicable law, including the 1940 Act, or to the extent permitted by any exemption from the 1940 Act that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance.	2. Borrow money except from persons to the extent permitted by applicable law including the 1940 Act, or to the extent permitted by any exemption from the 1940 Act that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance, in excess of 33 1/3% of the value of its total net assets, and when borrowing, it is for temporary or emergency purposes.

3. Underwrite securities issued by other persons, except to the extent that the Target Portfolio may be deemed to be an underwriter (within the meaning of the Securities Act of 1933, as amended (the "1933 Act") in connection with the purchase and sale of portfolio securities.

3. Underwrite securities issued by others except to the extent that the Acquiring Portfolio may be deemed an underwriter when purchasing or selling securities.

Target Portfolio	Acquiring Portfolio and Combined Portfolio (as Repositioned)

4. Purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit a Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

4. Buy or sell real estate, commodities, commodity contracts (however, the Acquiring Portfolio may purchase securities of companies investing in real estate).

5. Purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit the Target Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the Target Portfolio's investment policies, or (ii) investing in securities of any kind.

6. Make loans, except that the Target Portfolio may (i) lend portfolio securities in accordance with the Portfolio's investment policies in amounts up to 33 1/3% of the total assets of the Target Portfolio taken at market value, (ii) purchase money market securities and enter into repurchase agreements, (iii) acquire publicly distributed or privately placed debt securities, and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.	5. Make loans, except that the Acquiring Portfolio may (i) lend portfolio securities in accordance with the Acquiring Portfolio's investment policies in amounts up to 33 1/3% of the total assets of the Acquiring Portfolio taken at market value; (ii) purchase money market securities and enter into repurchase agreements; (iii) acquire publicly distributed or privately placed debt securities; and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

7. Purchase any security if, as a result, more than 25% of the value of the Target Portfolio's assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the US Government or any of its agencies or instrumentalities (or repurchase agreements with respect thereto). For purposes of this limitation, investments in other investment companies shall not be considered an investment in any particular industry.

6. Invest more than 25% of the value of the Acquiring Portfolio's assets in one particular industry. For purposes of this limitation, investments in other investment companies shall not be considered an investment in any particular industry.

Target Portfolio	Acquiring Portfolio and Combined Portfolio (as Repositioned)

8. With respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the US Government or any of its agencies or instrumentalities) if, as a result, (i) more than 5% of the value of the Target Portfolio's total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the Target Portfolio.

7. Purchase securities if the purchase would cause the Acquiring Portfolio, at the time, with respect to 75% of its total assets, to have more than 5% of its total assets invested in the securities of any one company or to own more than 10% of the voting securities of any one company (except obligations issued or guaranteed by the US Government or any of its agencies or instrumentalities, or securities of other investment companies).

Note: The Following notes should be read in connection with the above described fundamental policies. The notes are not fundamental policies.

If a restriction on the Target Portfolio's investments is adhered to at the time an investment is made, a subsequent change in the percentage of Target Portfolio assets invested in certain securities or other instruments, or a change in average duration of the Target Portfolio's investment portfolio, resulting from changes in the value of the Target Portfolio's total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

With respect to investment restrictions (2) and (6), the Target Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.

With respect to investment restriction (6), the restriction on making loans is not considered to limit the Target Portfolio's investments in loan participations and assignments.

Performance of the Target Portfolio

A number of factors, including risk, can affect how the Target Portfolio performs. The information below provides some indication of the risks of investing in the Target Portfolio by showing changes in its performance from year to year, and by showing how its average annual returns over various time periods compare with those of a broad-based securities market index that reflects the performance of the overall market applicable to the Target Portfolio and an additional index that represents the market sectors in which the Target Portfolio primarily invests. Past performance does not mean that the Target Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and tables are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Note: Effective May 1, 2024, the Target Portfolio's broad-based performance index changed to the S&P 500 Index. The S&P 500 Index is an appropriate broad-based securities market index that represents the overall market applicable to the Target Portfolio. The Target Portfolio will utilize the Russell Mid-Cap Value Index as its additional benchmark for performance comparison.

Annual Total Returns

BEST QUARTER: 25.71% (4th Quarter of 2020) WORST QUARTER: -38.47% (1st Quarter of 2020)

Average Annual Total Returns (as of December 31, 2023)

	1 YEAR	5 YEARS	10 YEARS
Target Portfolio	12.08%	10.42%	7.12%
Broad-Based Securities Market Index: S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%
Russell Midcap Value Index (reflects no deduction for fees, expenses or taxes)	12.71%	11.16%	8.26%
Russell Midcap Index (former) (reflects no deduction for fees, expenses or taxes)	17.23%	12.68%	9.42%

Average Annual Total Returns (as of June 30, 2024)

	1 YEAR	5 YEARS	10 YEARS
Target Portfolio	10.96%	8.58%	6.68%
Broad-Based Securities Market Index: S&P 500 Index (reflects no deduction for fees, expenses or taxes)	24.56%	15.05%	12.86%
Russell Midcap Value Index (reflects no deduction for fees, expenses or taxes)	11.98%	8.49%	7.60%
Russell Midcap Index (former) (reflects no deduction for fees, expenses or taxes)	12.88%	9.46%	9.04%

Performance of the Acquiring Portfolio

A number of factors, including risk, can affect how the Acquiring Portfolio performs. The information below provides some indication of the risks of investing in the Acquiring Portfolio by showing changes in its performance from year to year, and by showing how its average annual returns over various time periods compare with those of a broad-based securities market index that reflects the performance of the overall market applicable to the Acquiring Portfolio and an additional index that represents the market sectors in which the Acquiring Portfolio primarily invests. Past performance does not mean that the Acquiring Portfolio will achieve similar results in the future.

The returns presented in the tables below for the Acquiring Portfolio only reflect the performance of Hotchkis and Wiley, MFS, T. Rowe, and Wellington. Effective on or about the date of the Reorganization, which is expected to be on or about December 16, 2024, the Acquiring Portfolio will be "repositioned," which involves hiring Putnam, ClearBridge, Dimensional, and J.P. Morgan as additional subadvisers to the Acquiring Portfolio to serve alongside Hotchkis and Wiley, and making certain changes to the Acquiring Portfolio's principal investment strategies. In addition, effective on such date, the contractual management fee for the Acquiring Portfolio will be reduced. The Manager will not move forward with the Repositioning or the Management Fee Reduction if the Reorganization is not approved. The Repositioning is not reflected in the performance information provided below.

The annual returns and average annual returns shown in the chart and tables are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Annual Total Returns

BEST QUARTER: 29.52% (2nd Quarter of 2020) WORST QUARTER: -36.55% (1st Quarter of 2020)

Average Annual Total Returns (as of December 31, 2023)

	1 YEAR	5 YEARS	10 YEARS
Acquiring Portfolio	9.75%	13.37%	9.19%
Broad-Based Securities Market Index: S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	11.46%	10.91%	8.40%

Average Annual Total Returns (as of June 30, 2024)

	1 YEAR	5 YEARS	10 YEARS
Acquiring Portfolio	13.00%	10.66%	8.86%
Broad-Based Securities Market Index: S&P 500 Index (reflects no deduction for fees, expenses or taxes)	24.56%	15.05%	12.86%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	13.06%	9.01%	8.23%

Capitalizations of the Target Portfolio and the Acquiring Portfolio Before and After the Reorganization

The following table sets forth, as of September 30, 2024: (i) the capitalization of the Target Portfolio, (ii) the capitalization of the Acquiring Portfolio, and (iii) the capitalization of the Combined Portfolio (as Repositioned) as adjusted to give effect to the Reorganization.

	Target Portfolio (unaudited)	Acquiring Portfolio (unaudited)	Adjustments		Combined Portfolio (as Repositioned) (Pro Forma Surviving) (unaudited)
Net assets	$647,840,157	$3,427,595,864			$4,075,436,021
Total shares outstanding	11,784,313	62,803,914	85,239	(a)	74,673,466
Net asset value per share	$54.97	$54.58			$54.58

(a)  Reflects the change in shares of the Target Portfolio upon conversion into the Acquiring Portfolio. Shareholders of the Target Portfolio would become shareholders of the Acquiring Portfolio, receiving shares of the Acquiring Portfolio equal to the value of their holdings in the Target Portfolio immediately prior to the Reorganization.

MANAGEMENT OF THE TARGET PORTFOLIO,
THE ACQUIRING PORTFOLIO, AND THE COMBINED PORTFOLIO (AS REPOSITIONED)

This section provides more information about: (i) PGIM Investments and ASTIS, (ii) MFS, Victory, and Wellington as subadvisers to the Target Portfolio, (iii) Hotchkis and Wiley, MFS, T. Rowe Price, and Wellington as subadvisers to the Acquiring Portfolio, and (iv) Putnam, ClearBridge, Dimensional, J.P. Morgan and Hotchkis and Wiley as subadvisers to the Combined Portfolio (as Repositioned).

Investment Management Arrangements

The Target Portfolio and Acquiring Portfolio are managed by both PGIM Investments, 655 Broad Street, Newark, NJ 07102, and ASTIS, One Corporate Drive, Shelton, Connecticut 06484. The term "Manager" is used to refer to both PGIM Investments and ASTIS.

As of August 31, 2024, PGIM Investments served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $315.5 billion. PGIM Investments is a wholly-owned subsidiary of PIFM Holdco, LLC, which is a wholly-owned subsidiary of PGIM Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential"). PGIM Investments has been in the business of providing advisory services since 1996.

As of August 31, 2024, ASTIS served as investment manager to certain Prudential U.S. open-end investment companies with aggregate assets of approximately $118.5 billion. ASTIS is a subsidiary of Prudential Annuities Holding Company, Inc., which is a subsidiary of Prudential Annuities, Inc., a subsidiary of Prudential. ASTIS has been in the business of providing advisory services since 1992.

The Investment Management Agreements between the Manager and the Trust on behalf of the Target Portfolio and the Acquiring Portfolio (the "Management Agreements"), provide that the Manager will furnish the Target Portfolio and the Acquiring Portfolio with investment advice and administrative services subject to the oversight of the Board and in conformity with the stated principal investment strategies of the Target Portfolio and the Acquiring Portfolio. The Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent, and shareholder servicing services to each Portfolio.

The Trust uses a "manager-of-managers" structure. That means that the Manager has engaged the subadvisers to conduct the investment programs of the Target Portfolio and the Acquiring Portfolio, including the purchase, retention and sale of portfolio securities and other financial instruments. The Manager is responsible for monitoring the activities of the subadvisers and reporting on such activities to the Trustees. The Trust has obtained an exemptive order from the SEC that permits the Manager, subject to approval by the Board, to hire or change subadvisers for the Target Portfolio and the Acquiring Portfolio by entering into new subadvisory agreements with affiliated and non-affiliated subadvisers, without obtaining shareholder approval of such changes. This exemptive order (which is similar to exemptive orders granted to other investment companies that are organized in a manner similar to the Trust) is intended to facilitate the efficient supervision and management of the subadvisers by the Manager and the Trustees.

If there is more than one subadviser for a Portfolio, the Manager will normally determine the division of the assets for the Portfolio among the applicable subadvisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will be divided among such subadvisers as the Manager deems appropriate. The Manager may, in its discretion, change the target allocation of assets among subadvisers, transfer assets between subadvisers, or change the allocation of cash inflows or cash outflows among subadvisers for any reason and at any time without notice. As a consequence, the Manager may allocate assets or cash flows from a portfolio segment that has appreciated more to another portfolio segment.

Reallocations of assets among the subadvisers and the Manager may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because the subadvisers and the Manager select portfolio securities independently, it is possible that a security held by a portfolio segment may also be held by another portfolio segment of a Portfolio or that certain subadvisers or the Manager may simultaneously favor the same industry. The Manager will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if a subadviser buys a security as another subadviser or the Manager sells it, the net position of a Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the applicable Portfolio will have incurred additional costs. The Manager will consider these costs in determining the allocation of assets or cash flows. The Manager will consider the timing of asset and cash flow reallocations based upon the best interests of each Portfolio and its shareholders.

A discussion regarding the basis for the Board's approvals of the Management Agreements and the subadvisory agreements are available in the semi-annual reports (for agreements approved during the six-month period ended June 30) and in the annual reports (for agreements approved during the six-month period ended December 31).

Subadvisers of the Target Portfolio and the Acquiring Portfolio. The Target Portfolio is subadvised by MFS, Victory Capital, and Wellington. The Acquiring Portfolio is subadvised by Hotchkis and Wiley, MFS, T. Rowe Price, and Wellington. The SAI provides additional information about the portfolio managers responsible for the day-to-day management of each of the Portfolios, the portfolio manager's compensation, other accounts that each portfolio manager manages, and ownership of portfolio securities by each portfolio manager. If the Reorganization is approved, the Combined Portfolio (as Repositioned) will be subadvised by Putnam, ClearBridge, Dimensional, J.P. Morgan and Hotchkis and Wiley.

Descriptions of the subadvisers and the portfolio managers are set forth below:

Target Portfolio

PGIM Investments Segment. Rick Babich and Jeffrey Peasley are jointly and primarily responsible for the Target Portfolio's asset allocations.

Rick Babich serves as a Portfolio Manager and the Head of Manager Research for the Strategic Investment Research Group (SIRG). He is responsible for the day-to-day management of single asset class, multi-manager portfolios, the overall manager research effort and the management of the analyst team. Prior to joining Prudential, Mr. Babich was a Director of Research for Parker Global Strategies, an alternative investment firm specializing in fund of fund solutions for insurance companies, pensions, endowments and high net worth individuals, where he served on their Investment and Executive committees. Prior, he was a research analyst at Commerzbank in the Alternative Investment Strategies group, responsible for sourcing managers, performing due diligence, and monitoring the investment portfolio. Mr. Babich also worked in various roles at Morgan Stanley and JP Morgan & Co. He began his career in finance as a Trader Assistant at the Caxton Corporation. Mr. Babich has a B.S. from Rutgers University in Environmental and Business Economics. He received his MBA from Fordham University with a concentration in Finance.

Jeffrey Peasley is a Vice President, Portfolio Manager, and Senior Research Analyst in PGIM Investments' Strategic Investment Research Group (SIRG). He joined SIRG in February 2009 and is responsible for the management of single asset class, multi-manager portfolios and oversees a team of analysts who are responsible for the due diligence of equity subadvisors. Prior to joining SIRG, Mr. Peasley was a product manager within the

Retirement Plan Strategies department of Prudential Retirement. In this role, Jeff managed the Large Cap Value, Mid Cap Value, Mid Cap Blend and International mandate teams, where his responsibilities included product development, platform management, contract negotiations, sub-advisor relations, and communications. Before joining Prudential in 2009, Mr. Peasley spent the 15 years at Advest, Inc., a regional broker/dealer located in Hartford, CT. His last position at Advest was vice president of due diligence, where he was responsible for the day-to-day management of the department that selected money managers for Advest's wrap fee programs. Prior to that, Mr. Peasley was vice president and team leader of Managed Accounts Consulting at Advest, where he directed the group that oversaw the management of $1.5 billion in assets by institutional money managers. Mr. Peasley has a B.S. in Finance from the University of Connecticut.

MFS Segment. MFS is the oldest US mutual fund organization. MFS and its predecessor organizations have managed money since 1924 and founded the first mutual fund in the United States. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). The principal address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199. Net assets under management of the MFS organization were approximately $637.8 billion as of August 31, 2024.

The MFS co-portfolio managers who are jointly and primarily responsible for the day-to-day management of the segment of the Target Portfolio managed by MFS are Brooks Taylor, Kevin Schmitz and Richard Offen.

Brooks Taylor, an Investment Officer of MFS, is a co-manager of the Portfolio. He has been employed in the investment area of MFS since 1996.

Kevin Schmitz, an Investment Officer of MFS, is a co-manager of the Portfolio. He has been employed in the investment area of MFS since 2002.

Richard Offen, an Investment Officer of MFS, is a co-manager of the Portfolio. He has been employed in the investment area of MFS since 2011.

Victory Capital Segment. Victory Capital is a registered investment adviser with its principal business address at 15935 La Cantera Parkway, San Antonio, Texas 78256. Victory Capital is an indirect wholly-owned subsidiary of Victory Capital Holdings, Inc. (VCH), a publicly traded Delaware corporation. As of August 31, 2024, Victory Capital managed or advised assets in excess of $178.8 billion for various types of clients, including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

The Victory Capital portfolio managers who are jointly and primarily responsible for the day-to-day management of the segment of the Target Portfolio managed by Victory Capital are Gary H. Miller, Jeffrey M. Graff, CFA, Gregory M. Conners, James M. Albers, CFA, and Michael F. Rodarte, CFA.

Gary H. Miller is the CIO and lead portfolio manager of Sycamore Capital's Small Cap Value Equity and Mid Cap Value Equity strategies. He has been associated with Victory Capital or an affiliate since 1987. Mr. Miller began his investment career in 1987 and earned a B.B.A. from the University of Cincinnati and an M.B.A. from Xavier University.

Jeffrey M. Graff, CFA, is a portfolio manager of Sycamore Capital's Small Cap Value Equity and Mid Cap Value Equity strategies. Mr. Graff has been associated with Victory Capital since 2001. Mr. Graff began his investment career in 1994. He earned a B.B.A. from Cleveland State University and a M.A. from St. Louis University and is a CFA charterholder.

Gregory M. Connors is a portfolio manager of Sycamore Capital's Small Cap Value and Mid Cap Value Equity strategies. Mr. Conners has been associated with Victory Capital since 1999. Mr. Conners began his investment career in 1994 and earned a B.S. from the College of Mount St. Joseph and an M.B.A. from Xavier University.

James M. Albers, CFA, is a portfolio manager of Sycamore Capital's Small Cap Value Equity and Mid Cap Value Equity strategies. Mr. Albers has been associated with Victory Capital since 2005. Mr. Albers began his investment career in 1997. He earned a B.S. and a M.S. from the University of Wisconsin and is a CFA charterholder.

Michael F. Rodarte, CFA, is a portfolio manager of Sycamore Capital's Small Cap Value Equity and Mid Cap Value Equity strategies. Mr. Rodarte has been associated with Victory Capital since 2006. Mr. Rodarte began his investment career in 2006. He earned a B.B.A. from Ohio University and is a CFA charterholder.

Wellington Segment. Wellington is a Delaware limited liability partnership. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 90 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of August 31, 2024, Wellington Management had investment management authority with respect to approximately $1.3 trillion in assets. The address of Wellington Management is 280 Congress Street, Boston, Massachusetts 02210.

The Wellington Management portfolio manager who is primarily responsible for the day-to-day management of the segment of the Target Portfolio managed by Wellington Management is Gregory J. Garabedian.

Gregory J. Garabedian, Senior Managing Director, Partner, and Equity Portfolio Manager. Greg is an equity portfolio manager on the Opportunistic Value Team. He manages equity assets on behalf of clients, drawing on research from Wellington Management's global industry analysts, equity portfolio managers, and team analysts. He currently manages the Mid Cap Value, Mid Cap Value Opportunities, and Select Mid Cap Value portfolios. Previously, Greg was an equity research analyst on the Opportunistic Value Team, responsible for conducting fundamental analysis on global equity investments in the insurance, industrials, capital goods, and agricultural industries.

Acquiring Portfolio and Combined Portfolio (as Repositioned)

PGIM Investments Segment. (Acquiring Portfolio and Combined Portfolio (as Repositioned)) Rick Babich and Jeffrey Peasley are jointly and primarily responsible for the Acquiring Portfolio's (both currently and as repositioned) asset allocations.

Rick Babich serves as a Portfolio Manager and the Head of Manager Research for the Strategic Investment Research Group (SIRG). He is responsible for the day-to-day management of single asset class, multi-manager portfolios, the overall manager research effort and the management of the analyst team. Prior to joining Prudential, Mr. Babich was a Director of Research for Parker Global Strategies, an alternative investment firm specializing in fund of fund solutions for insurance companies, pensions, endowments and high net worth individuals, where he served on their Investment and Executive committees. Prior, he was a research analyst at Commerzbank in the Alternative Investment Strategies group, responsible for sourcing managers, performing due diligence, and monitoring the investment portfolio. Mr. Babich also worked in various roles at Morgan Stanley and JP Morgan & Co. He began his career in finance as a Trader Assistant at the Caxton Corporation. Mr. Babich has a B.S. from Rutgers University in Environmental and Business Economics. He received his MBA from Fordham University with a concentration in Finance.

Jeffrey Peasley is a Vice President, Portfolio Manager, and Senior Research Analyst in PGIM Investments' Strategic Investment Research Group (SIRG). He joined SIRG in February 2009 and is responsible for the management of single asset class, multi-manager portfolios and oversees a team of analysts who are responsible for the due diligence of equity subadvisors. Prior to joining SIRG, Mr. Peasley was a product manager within the Retirement Plan Strategies department of Prudential Retirement. In this role, Jeff managed the Large Cap Value, Mid Cap Value, Mid Cap Blend and International mandate teams, where his responsibilities included product development, platform management, contract negotiations, sub-advisor relations, and communications. Before joining Prudential in 2009, Mr. Peasley spent the 15 years at Advest, Inc., a regional broker/dealer located in Hartford, CT. His last position at Advest was vice president of due diligence, where he was responsible for the day-to-day management of the department that selected money managers for Advest's wrap fee programs. Prior to that, Mr. Peasley was vice president and team leader of Managed Accounts Consulting at Advest, where he directed the group that oversaw the management of $1.5 billion in assets by institutional money managers. Mr. Peasley has a B.S. in Finance from the University of Connecticut.

Hotchkis and Wiley Segment. (Acquiring Portfolio and Combined Portfolio (as Repositioned)) Hotchkis and Wiley is a registered investment adviser, the primary members of which are HWCap Holdings, a limited liability company whose members are current and former employees of Hotchkis and Wiley and Stephens-HW, LLC, a limited liability company whose primary member is SF Holding Corp., which is a diversified holding company. As of August 31, 2024, Hotchkis and Wiley had approximately $33.8 billion in assets under management. Hotchkis and Wiley's address is 601 South Figueroa Street, 39th Floor, Los Angeles, California 90017.

Hotchkis and Wiley manages institutional separate accounts and is the adviser and subadviser to mutual funds, including the Hotchkis and Wiley segment of the Acquiring Portfolio (both current and as repositioned). The investment process employed is the same for similar accounts, including the Acquiring Portfolio (both current and as repositioned) and is team based utilizing primarily in-house, fundamental research. The investment research staff is organized by industry and sector and supports all of the accounts managed in each of the Hotchkis and Wiley investment strategies. Portfolio managers for each strategy ensure that the best thinking of the investment team is reflected in the "target portfolios." Investment ideas for the Acquiring Portfolio (both current and as repositioned) are generated by Hotchkis and Wiley's investment team. Hotchkis and Wiley has identified the portfolio managers with the most significant responsibility for the Acquiring Portfolio (both current and as repositioned). The list does not include all members of the investment team.

Doug Campbell, George Davis, Scott McBride, and Patricia McKenna participate in the investment research review and decision-making process for the Hotchkis and Wiley segment of the Acquiring Portfolio (both current and as repositioned). Mr. Campbell, Portfolio Manager, joined Hotchkis and Wiley's investment team in 2017. Mr. Davis, Principal, Portfolio Manager and Executive Chairman, joined Hotchkis and Wiley's investment team in 1988. Mr. McBride, Chief Executive Officer and Portfolio Manager, joined Hotchkis and Wiley's investment team in 2001. Ms. McKenna, Principal and Portfolio Manager, joined Hotchkis and Wiley's investment team in 1995.

MFS Segment. (Acquiring Portfolio only) The MFS portfolio managers who are primarily responsible for the day-to-day management of the segment of the Acquiring Portfolio managed by MFS are Nevin Chitkara and Katherine Cannan.

Nevin Chitkara, an Investment Officer of MFS, is a co-manager of the Portfolio. He has been employed in the investment area of MFS since 1997.

Katherine Cannan, an Investment Officer of MFS, is a co-manager of the Portfolio. She has been employed in the investments area of MFS since 2013.

T. Rowe Price Segment. (Acquiring Portfolio only) T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc. T. Rowe Price and its affiliates managed approximately $1.57 trillion in assets as of June 30, 2024. T. Rowe Price's address is 100 East Pratt Street, Baltimore, Maryland 21202.

T. Rowe Price manages the T. Rowe Price segment of the Acquiring Portfolio through an Investment Advisory Committee. The Committee Chairman has day-to-day responsibility for managing the Acquiring Portfolio and works with the Committee in developing and executing the Acquiring Portfolio's investment program. John Linehan and Gabriel Solomon are jointly and primarily responsible for the day-to-day management of the portion of the Acquiring Portfolio managed by T. Rowe Price.

John D. Linehan is chief investment officer of Equity and a vice president of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc. He is the portfolio manager of the Equity Income Fund and co-portfolio manager of the Institutional Large-Cap Value Fund and is a member of the firm's US Equity Steering, Equity Brokerage and Trading Control, and Counterparty Risk Committees. From February 2010 to June 2014, John was head of US Equity and chairman of the US Equity Steering Committee. From April 2003 to December 2009, he was the portfolio manager of the US Value Fund. John joined the firm in 1998 and has nine years of previous investment experience at Bankers Trust and E.T. Petroleum. He earned a BA from Amherst College and an MBA from Stanford University, where he was the Henry Ford II Scholar, an Arjay Miller Scholar, and the winner of the Alexander A. Robichek Award in finance. John also has earned the Chartered Financial Analyst designation.

Gabriel Solomon is a vice president of T. Rowe Price Group, Inc and T. Rowe Price Associates, Inc. He is the co-portfolio manager of the US Large-Cap Value Equity Strategy. In addition, he is a vice president and an Investment Advisory Committee member of the US Dividend Growth Equity, US Growth Stock, US Large-Cap Core Equity, US Large-Cap Value Equity, and Mid-Cap Value Equity Strategies. He also is an Investment Advisory Committee member of the Global Focused Growth Equity, Global Growth Equity, and Global Value Equity Strategies. Gabe's investment experience began in 2002, and he has been with T. Rowe Price since 2004, beginning in the US Equity Division as a research analyst. Most recently, Gabe was the portfolio manager of the Financial Services Equity Strategy and chairman of its Investment Advisory Committee. Prior to this, Gabe was employed by Wellington Management Company, LLP, as an equity analyst intern covering Indian information technology services companies. Before that, he was a management consultant at Sibson Consulting Group. Gabe earned a B.A., summa cum laude, in economics from the University of California, Los Angeles (UCLA), where he was a UCLA Regents Scholar and a member of Phi Beta Kappa. He also earned an M.B.A. in finance and accounting from the University of Pennsylvania, The Wharton School. While at Wharton, he served as head fellow for the Wharton Investment Management Fund, a student-run small-cap value portfolio.

Wellington Segment. (Acquiring Portfolio only) The Wellington Management portfolio managers who are primarily responsible for the day-to-day management of the segment of the Acquiring Portfolio managed by Wellington Management are Matthew Hand and Adam Illfelder.

Matthew C. Hand, CFA, Senior Managing Director, Partner, and Equity Portfolio Manager. Mr. Hand is an equity portfolio manager on the Value Team and manages equity assets on behalf of clients, drawing on research from Wellington's investment platform. He also conducts fundamental analysis for the team, focusing on the consumer staple, real estate, and agriculture industries. He is based out of Wellington's Radnor, Pennsylvania, office.

Mr. Hand joined Wellington Management in 2004 after he earned his BA in economics from the University of Pennsylvania (2004). Additionally, he holds the Chartered Financial Analyst designation and is a member of the CFA Society of Philadelphia and the CFA Institute.

Adam H. Illfelder, CFA, Senior Managing Director, Partner, and Equity Portfolio Manager. Mr. Illfelder is a portfolio manager on the Value Team. He manages equity assets on behalf of our clients, drawing on research from Wellington Management's global industry analysts, equity portfolio managers, and team analysts. He currently manages Large Cap Value approaches and is located in our Radnor office.

Prior to joining Wellington Management in 2005, Mr. Illfelder worked as an equity analyst on the Mid Cap Growth Team at Putnam Investments (2003—2005). Before that, he worked in their Global Equity Research Department (1997—2003). Mr. Illfelder earned his MBA from Northwestern University (Kellogg, 2001) and his BS in economics from the University of Pennsylvania (1997). Additionally, he holds the Chartered Financial Analyst designation and is a member of the CFA Institute.

ClearBridge Segment. (Combined Portfolio (as Repositioned) only) Clearbridge is a wholly-owned indirect subsidiary of Franklin Resources, Inc. ClearBridge has offices at 620 Eighth Avenue, New York, New York 10018 and is an investment adviser that manages US and international equity investment strategies for institutional and individual investors. ClearBridge has been committed to delivering long-term results through active management for more than 50 years, and bases its investment decisions on fundamental research and the insights of seasoned portfolio management teams. As of August 31, 2024, ClearBridge's assets under management were approximately $190.5 billion, including $39.8 billion for which ClearBridge provides non-discretionary investment models to managed account sponsors. For purposes of this statement, ClearBridge consists of ClearBridge Investments, LLC and its affiliated managers whose businesses have been operationally integrated with ClearBridge's, including ClearBridge Investments Limited and its subsidiaries in Australia and a part of Franklin Templeton Investments Corp. doing business as ClearBridge Investments in Canada.

The ClearBridge portfolio managers who are jointly and primarily responsible for the day-to-day management of the segment of the Combined Portfolio (as Repositioned) managed by ClearBridge are Dmitry Khaykin and Deepon Nag.

Dmitry Khaykin is a Portfolio Manager and Managing Director of ClearBridge. Dmitry co-manages the Large Cap Value strategy products. He joined a predecessor organization in 2003, and has 26 years of investment industry experience. Prior to joining the organization, Dmitry was a research analyst at Gabelli & Co., where he concentrated on the telecommunications sector. He began his career at Morgan Stanley & Co. as an associate in the Risk Management Division. Dmitry received his BA in Economics and Computer Science from New York University. He obtained his MBA in Finance and Accounting from the Wharton School at the University of Pennsylvania.

Deepon Nag is a Portfolio Manager and Director of ClearBridge. Deepon co-manages the Large Cap Value strategy products. He joined ClearBridge Investments in 2016 as a Senior Sector Analyst, covering technology hardware, later joining the Large Cap Value team as a Portfolio Analyst. Deepon has 15 years of investment industry experience, as well as five years technology industry experience. Prior to joining ClearBridge, Deepon was a Senior Research Analyst at Macquarie Capital, covering semiconductors. He was previously a Research Analyst at Millennium Partners, covering semiconductors and telecom, and a Lead Software Engineer in Design Automation at Intel Corp. Deepon received an MBA from Columbia Business School and holds a BS in Computer Science and Mathematics from the University of Puget Sound.

Dimensional Segment. (Combined Portfolio (as Repositioned) only) Dimensional, located at 6300 Bee Cave Road, Building One, Austin, Texas 78746, has been engaged in the business of providing investment management services since May 1981. Dimensional is currently organized as a Delaware limited partnership and is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware corporation. As of August 31, 2024, assets under management for all Dimensional affiliated advisors totaled approximately $779 billion.

The Dimensional portfolio managers who are primarily responsible for the day-to-day management of the segment of the Combined Portfolio (as Repositioned) managed by Dimensional are John Hertzer, Jed Fogdall and Allen Pu.

John A. Hertzer is a Vice President and a Senior Portfolio Manager of the Sub-Adviser. Mr. Hertzer holds an MBA from the University of California, Los Angeles and a BA from Dartmouth College. Mr. Hertzer joined the Sub-Adviser in 2013, has been a portfolio manager since 2016, and has been responsible for the Fund since December 2024.

Jed S. Fogdall is Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President and a Senior Portfolio Manager of the Sub-Adviser. Mr. Fogdall has an MBA from the University of California, Los Angeles and a BS from Purdue University. Mr. Fogdall joined the Sub-Adviser as a portfolio manager in 2004 and has been responsible for the Fund since December 2024.

Allen Pu is Deputy Head of Portfolio Management, North America, a member of the Investment Committee, Vice President and a Senior Portfolio Manager of the Sub-Adviser. Mr. Pu has an MBA from the University of California, Los Angeles, an MS and PhD from Caltech, and a BS from Cooper Union for the Advancement of Science and Art. Mr. Pu joined the Sub-Adviser as a portfolio manager in 2006, and has been responsible for the Fund since December 2024.

J.P. Morgan Segment. (Combined Portfolio (as Repositioned) only) J.P. Morgan is an indirect wholly-owned subsidiary of J.P. Morgan Chase Co., a publicly held bank holding company and global financial services firm. J.P. Morgan manages assets for governments, corporations, endowments, foundations and individuals worldwide. As of June 30, 2024, J.P. Morgan and its affiliated companies had approximately $3.156 trillion in assets under management worldwide. J.P. Morgan's address is 383 Madison Avenue, New York, NY 10179.

The J.P. Morgan portfolio managers who are primarily responsible for the day-to-day management of the segment of the Combined Portfolio (as Repositioned) managed by J.P. Morgan are Scott Blasdell and John Piccard.

Scott Blasdell, managing director, is a portfolio manager in the U.S. Equity Group responsible for Large Cap Value and REIT portfolios. An employee since 1999, Scott started as a research analyst covering REITs then in 2001 became portfolio manager of J.P. Morgan's REIT strategies. In 2008, Scott moved to the U.S. Disciplined Equity Team to manage large cap core and value strategies. Prior to J.P. Morgan, Scott worked as a research analyst at Merrill Lynch Asset Management and Wellington Management. Scott earned a B.A. in economics from Williams College and an M.B.A. from the Wharton School of the University of Pennsylvania. He is also a CFA charterholder.

John Piccard, executive director, is a portfolio manager on the Large Cap Value strategy. He rejoined the firm after spending 10 years at Lord, Abbett & Co. as a portfolio manager and research analyst. Previously, John served as a portfolio manager at J.P. Morgan Investment Management and UBS Global Investment Management. He originally joined the firm as an associate in asset-liability and proprietary portfolio management. John holds a B.A. in economics and philosophy from Fordham University and an M.A. in Economics from New York University. He is a CFA charterholder.

Putnam Segment. (Combined Portfolio (as Repositioned) only) Putnam is a Delaware Limited Liability Company formed on November 29, 2000 and based in Boston, MA. Putnam is registered as an investment advisor with the SEC under the Investment Advisers Act of 1940. Putnam serves as an adviser and administrator for the Putnam Funds and Putnam 529 for America.

Putnam is a wholly-owned subsidiary of Putnam U.S. Holdings I, LLC, which is a wholly-owned subsidiary of Templeton Worldwide, Inc., which is a wholly-owned subsidiary of Legg Mason, Inc., which is a wholly-owned subsidiary of Franklin Resources, Inc. As of August 31, 2024, Putnam managed total assets of $176.27 million.

The Putnam portfolio managers who are primarily responsible for the day-to-day management of the segment of the Combined Portfolio (as Repositioned) managed by Putnam Investments are Darren Jaroch, CFA and Lauren DeMore, CFA.

DARREN JAROCH, CFA, Portfolio Manager Putnam Investments

Mr. Jaroch is a Portfolio Manager of Putnam's U.S. Large Cap Value, Non-U.S. Value, and Global Value Equity strategies. He joined Putnam in 1999 and has been in the investment industry since 1996.

Previously at Putnam, Mr. Jaroch managed global core equity strategies and worked on quantitative models as a member of the U.S. Value team. Prior to joining Putnam, he was a Senior Auditor, Client Service, at State Street Bank & Trust from 1996 to 1998 and a Research Associate at Abt Associates from 1995 to 1996.

Mr. Jaroch earned a B.A. in Economics from Hartwick College.

LAUREN DEMORE, CFA ,Portfolio Manager Putnam Investments

Ms. DeMore is a Portfolio Manager of Putnam's U.S. Large Cap Value, Non-U.S. Value, and Global Value Equity strategies. She joined Putnam in 2006 and has been in the investment industry since 2002.

Previously at Putnam, Ms. DeMore served as an Assistant Portfolio Manager of Putnam's U.S. Large Cap Value and Non-U.S. Value Equity strategies, and as an Analyst in the Equity Research group, covering the non-U.S. financials, telecommunications, and utilities sectors. Prior to joining Putnam, she was an Analyst at EnCapital from 2002 to 2006.

Ms. DeMore earned a B.A. in Economics from the University of California, Los Angeles.

Additional Information About the Portfolio Managers—Compensation and Conflicts of Interest. For each portfolio manager that will be responsible for the day-to-day portfolio management of the Combined Portfolio (as Repositioned) if the Reorganization is approved, the SAI corresponding to this Prospectus/Proxy Statement contains an explanation of the structure of, and method(s) used by each of Dimensional, ClearBridge, Hotchkis and Wiley, J.P. Morgan, and Putnam to determine portfolio manager compensation, as well as an explanation of any material conflicts of interest that may arise between a portfolio manager's management of the Combined Portfolio's (as Repositioned) investments and investments in other accounts. The SAI of the Trust contains this information with respect to each portfolio manager primarily responsible for the day-to-day portfolio management of the Target Portfolio and the Acquiring Portfolio.

Portfolio Managers: Other Accounts—Additional Information About the Portfolio Managers—Other Accounts and Share Ownership. The SAI corresponding to this Prospectus/Proxy Statement provides additional information about the compensation for each portfolio manager that is primarily responsible for the day-to-day management of the Combined Portfolio (as Repositioned), other accounts managed by those portfolio managers, and ownership of Trust securities by those portfolio managers. The SAI of the Trust provides this information with respect to each portfolio manager that is primarily responsible for the day-to-day management of the Target Portfolio and the Acquiring Portfolio.

Contractual and Effective Investment Management Fee Rates for the Portfolios

The contractual investment management fee rates for the Target Portfolio, the Acquiring Portfolio, and the Combined Portfolio (as Repositioned) are set forth below:

The Target Portfolio

0.7325% of average daily net assets to $300 million;

0.7225% on next $200 million of average daily net assets;

0.7125% on next $250 million of average daily net assets;

0.7025% on next $250 million of average daily net assets;

0.6525% on next $2.25 billion of average daily net assets;

0.6425% on next $2.75 billion of average daily net assets;

0.6125% on next $4 billion of average daily net assets;

0.5925% over $10 billion of average daily net assets

The Acquiring Portfolio

0.5825% of average daily net assets to $300 million;

0.5725% on next $200 million of average daily net assets;

0.5625% on next $250 million of average daily net assets;

0.5525% on next $2.5 billion of average daily net assets;

0.5425% on next $2.75 billion of average daily net assets;

0.5125% on next $4 billion of average daily net assets;

0.4925% over $10 billion of average daily net assets

The Combined Portfolio (as Repositioned) (effective as of the Reorganization date)*

0.5425% of average daily net assets up to $6 billion;

0.5125% on next $4 billion of average daily net assets;

0.4925% over $10 billion of average daily net assets

*  At the Board meeting held on August 23, 2024, the Board approved an amendment to the Management Agreement between the Manager and the Acquiring Portfolio to reflect a reduction in the contractual management fee rates for the Acquiring Portfolio, effective as of the date of the Reorganization (which is expected to be on or about December 16, 2024).

Assuming completion of the Reorganization and based on the assets under management for each of the Portfolios as of June 30, 2024, the effective management fee rate for the Combined Portfolio (as Repositioned) would be 0.54% based on the revised contractual investment management fee rate of the Combined Portfolio (as Repositioned). Additionally, as noted earlier, based on the current assets under management for each of the Portfolios as of June 30, 2024, and assuming completion of the Reorganization on that date and taking into account the revised management fee, the pro forma annualized total net operating expense ratio for the Combined Portfolio (as Repositioned) is lower than the annualized total net operating expense ratio of the Target Portfolio.

Management Fees

Set forth below are the total effective annualized management fees paid (as a percentage of average net assets) net of waivers by each Portfolio to the Manager during 2023:

Portfolio	Total Effective Annualized Management Fees Paid
Target Portfolio	0.70%
Acquiring Portfolio	0.53%

VOTING INFORMATION

Approval of the Reorganization requires approval by a majority of the outstanding voting securities of the Target Portfolio, as defined by the 1940 Act. For purposes of the 1940 Act, a majority of the Target Portfolio's outstanding voting securities is the lesser of (i) 67% of the Target Portfolio's outstanding voting securities represented at a meeting at which more than 50% of the Target Portfolio's outstanding voting securities are present in person or represented by proxy, or (ii) more than 50% of the Target Portfolio's outstanding voting securities. Each Contract owner will be entitled to give voting instructions equivalent to one vote for each full share, and a fractional vote for each fractional share, of the Target Portfolio beneficially owned at the close of business on the record date. If sufficient votes to approve the Reorganization are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of voting instructions. Pursuant to the Trust's Amended and Restated Declaration of Trust, the holders of one-third of the outstanding voting shares present in person or by proxy shall constitute a quorum at any meeting of Trust shareholders.

In accordance with requirements of the SEC, each Participating Insurance Company, as record owner of the shares of the Target Portfolio, will vote all shares of the Target Portfolio, including Target Portfolio shares owned by a Participating Insurance Company in its general account or otherwise, for which it does not receive instructions from the Contract owner beneficially owning the shares or for instructions that are not clearly marked, and the Participating Insurance Company will vote those shares (for the proposal, against the proposal, or abstain) in the same proportion as the votes actually cast in accordance with instructions received from Contract owners ("Shadow Voting"). The presence at the Meeting of the Participating Insurance Companies affiliated with the Manager and other portfolios in the Trust will be sufficient to constitute a quorum. Therefore, this Shadow Voting procedure may result in a relatively small number of Contract owners determining the outcome of the vote. No minimum response is required from the Contract owners before Shadow Voting is applied. An abstention is not counted as an affirmative vote of the type necessary to approve the proposal and, therefore, instructions to the applicable Participating Insurance Company to abstain will have the same effect as a vote against the proposal.

How to Vote

•  You can vote your shares in any one of four ways:

•  By mail, with the enclosed voting instruction card;

•  Over the Internet;

•  Attending the Meeting to be held at the offices of the Trust, 655 Broad Street, Newark, New Jersey 07102, and submitting your voting instructions; or

•  By phone.

If you simply sign and date the voting instruction card but give no voting instructions, your shares will be voted by the Participating Insurance Company in favor of the Plan and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment thereof.

Revoking Voting Instructions

Contract owners executing and returning voting instructions may revoke such instructions at any time prior to exercise of those instructions by written notice of such revocation to the Secretary of the Trust, by execution of subsequent voting instructions. In addition, you may revoke such instructions by attending the Meeting.

Other Matters

The Board does not intend to bring any matters before the Meeting other than those described in this Prospectus/Proxy Statement. The Board is not aware of any other matters to be brought before the Meeting by others. If any other matter legally comes before the Meeting, it is intended that the Participating Insurance Companies will vote in accordance with their judgment.

Solicitation of Voting Instructions

Voting instructions will be solicited principally by mailing this Prospectus/Proxy Statement and its enclosures, but instructions also may be solicited by telephone, facsimile, through electronic means such as email, or in person by officers or representatives of the Trust or the Participating Insurance Company. Broadridge, Inc. serves as the solicitor and the Participating Insurance Companies will pay such costs for solicitation. If the record owner of a Contract is a custodian, nominee, or fiduciary, the Trust may send proxy materials to the record owner for any beneficial owners that such record owner may represent. The Trust may reimburse custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with proxy solicitations of such beneficial owners.

ADDITIONAL INFORMATION ABOUT THE TARGET PORTFOLIO
AND THE ACQUIRING PORTFOLIO

Each Portfolio is a separate series of the Trust, which is an open-end management investment company registered with the SEC under the 1940 Act. Each of its series is, in effect, a separate mutual fund.

Additional information about the Acquiring Portfolio is included in Exhibit B to this Prospectus/Proxy Statement. Additional information about the Target Portfolio and the Acquiring Portfolio is included in the prospectus and SAI under file number 033-24962, dated May 1, 2024, and the portions of that prospectus and SAI relating to the Target Portfolio and the Acquiring Portfolio are incorporated herein by reference. These documents are available upon request and without charge by calling 1-800-346-3778 or by writing to the Trust at 655 Broad Street, Newark, New Jersey 07102.

The Trust, on behalf of each Portfolio, files proxy materials, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act. The Trust also prepares annual reports, which include the management discussion and analysis with respect to the Portfolios. The annual reports are available both from the SEC and from the Trust. These materials are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of these materials may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

PRINCIPAL HOLDERS OF SHARES

As of the Record Date, the Portfolios had shares/votes outstanding as set forth in the table below.

Target/Acquiring Portfolio	Shares/Votes Outstanding
AST Mid-Cap Value Portfolio	11,923,369.63
AST Large-Cap Value Portfolio	63,268,021.32

As of the Record Date, all of the shares of the Portfolios are owned as of record by various Participating Insurance Company separate accounts related to the Contracts. As noted above, the Participating Insurance Companies are required to offer Contract owners the opportunity to instruct them as to how to vote Target Portfolio shares. The table below sets forth, as of the Record Date, each shareholder that owns beneficially more than 5% of a Portfolio.

Target/ Acquiring Portfolio	Beneficial Owner Name*	Address	Shares/% Ownership
AST Mid-Cap Value Portfolio	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN: SEPARATE ACCOUNTS	213 WASHINGTON ST NEWARK NJ 07102-0000	$331,746,868.641 / 51.53%

Target/ Acquiring Portfolio	Beneficial Owner Name*	Address	Shares/% Ownership
	FORTITUDE LIFE INSURANCE & ANNUITY	TEN EXCHANGE PLACE SUITE 2210 JERSEY CITY NJ 07302	$270,472,240.464 / 42.02%
	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN: SEPARATE ACCOUNTS	213 WASHINGTON ST NEWARK NJ 07102-0000	$35,960,257.781 / 5.59%
AST Large-Cap Value Portfolio	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN: SEPARATE ACCOUNTS	213 WASHINGTON ST NEWARK NJ 07102-0000	$1,125,078,274.817 / 32.67%
	FORTITUDE LIFE INSURANCE & ANNUITY	TEN EXCHANGE PLACE SUITE 2210 JERSEY CITY NJ 07302	$794,369,954.340 / 23.07%
	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO	655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	$444,229,203.941 / 12.90%
	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO	655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	$333,917,672.757 / 9.70%
	PRUCO LIFE INSURANCE COMPANY PLAZ LIFE	213 WASHINGTON ST NEWARK NJ 07102-0000	$275,841,120.700 / 8.01%
	ADVANCED SERIES TRUST AST ADVANCED STRATEGIES PORTFOLIO	2 GATEWAY CENTER 6TH FL NEWARK NJ 07102-5008	$172,489,407.199 / 5.01%

*  As defined by the SEC, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to the security.

As of the Record Date, the Trustees and Officers of the Trust, each as a group, beneficially owned less than 1% of the outstanding voting shares of each of the Portfolios.

FINANCIAL HIGHLIGHTS

The financial highlights that follow will help you evaluate the financial performance of the Target Portfolio and the Acquiring Portfolio. The total return in each chart represents the rate that a shareholder earned on an investment in the Target Portfolio and the Acquiring Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any Contract. Because Contract charges are not included, the actual return that you will receive will be lower than the total return in each chart.

The financial highlights for the Target Portfolio and the Acquiring Portfolio for the fiscal year ended December 31, 2023 are derived from the financial statements audited by PricewaterhouseCoopers LLP, the Trust's independent registered public accounting firm for such fiscal year, whose reports thereon were unqualified. The information for the fiscal years or periods (as applicable) prior to the fiscal year ended December 31, 2020 was audited by another independent registered public accounting firm. The Trust's financial statements are included in the applicable annual reports to shareholders, which are available upon request. The financial highlights for the Target Portfolios and the Acquiring Portfolio for the six-month period ended June 30, 2024, are unaudited and are included in the applicable semi-annual reports to shareholders, which are available upon request.

	AST Mid-Cap Value Portfolio
	Six Months Ended June 30, 2024		Year Ended December 31,
	(unaudited)		2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$47.89		$42.73	$46.33	$34.67	$35.30	$29.16
Income (Loss) From Investment Operations:
Net investment income (loss)	0.25		0.49	0.44	0.30	0.36	0.51
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.97		4.67	(4.04)	11.36	(0.99)	5.63
Total from investment operations	2.22		5.16	(3.60)	11.66	(0.63)	6.14
Capital Contributions	—		—	—	—	—	—	(b)(c)
Net Asset Value, end of period	$50.11		$47.89	$42.73	$46.33	$34.67	$35.30
Total Return(d)	4.64%		12.08%	(7.77)%	33.63%	(1.78)%	21.01	%(e)
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$605		$631	$617	$900	$798	$849
Average net assets (in millions)	$620		$605	$716	$987	$667	$821
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	1.01	%(g)	0.99%	0.97%	0.97%	1.01%	1.00%
Expenses before waivers and/or expense reimbursement	1.02	%(g)	1.02%	1.01%	0.99%	1.01%	1.00%
Net investment income (loss)	1.00	%(g)	1.11%	1.01%	0.72%	1.25%	1.54%
Portfolio turnover rate(h)	22%		46%	38%	119%	49%	18%

(a)  Calculated based on average shares outstanding during the period.

(b)  Represents payment received by the Portfolio, from the Manager, in connection for costs incurred due to a portfolio allocation error.

(c)  Amount rounds to zero.

(d)  Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)  Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(f)  Does not include expenses of the underlying funds in which the Portfolio invests.

(g)  Annualized.

(h)  The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

	AST Large-Cap Value Portfolio
	Six Months Ended June 30, 2024		Year Ended December 31,
	(unaudited)		2023	2022	2021	2020		2019
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$47.84		$43.59	$42.86	$33.18	$33.08		$25.54
Income (Loss) From Investment Operations:
Net investment income (loss)	0.45		0.86	0.76	0.42	0.50		0.51
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.39		3.39	(0.03)	9.26	(0.40	)(b)	7.03
Total from investment operations	2.84		4.25	0.73	9.68	0.10		7.54
Capital Contributions	—		—	—	—	—		—	(c)(d)(e)
Net Asset Value, end of period	$50.68		$47.84	$43.59	$42.86	$33.18		$33.08
Total Return(f)	5.92%		9.75%	1.70%	29.21%	0.27%		29.52	%(g)
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$3,243		$3,071	$2,775	$1,218	$2,166		$1,531
Average net assets (in millions)	$3,205		$2,803	$2,841	$1,748	$1,304		$1,599
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	0.80	%(i)	0.80%	0.80%	0.81%	0.83%		0.82%
Expenses before waivers and/or expense reimbursement	0.82	%(i)	0.83%	0.82%	0.83%	0.84%		0.83%
Net investment income (loss)	1.84	%(i)	1.94%	1.76%	1.06%	1.82%		1.71%
Portfolio turnover rate(j)	28%		35%	79%	24%	58%		16%

(a)  Calculated based on average shares outstanding during the period.

(b)  The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(c)  Represents payment received by the Portfolio, from the Manager, in connection for costs incurred due to a portfolio allocation error.

(d)  Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio's tax status as a partnership.

(e)  Amount rounds to zero.

(f)  Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(g)  Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(h)  Does not include expenses of the underlying funds in which the Portfolio invests.

(i)  Annualized.

(j)  The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

EXHIBITS TO PROSPECTUS/PROXY STATEMENT

Exhibits
A	Form of Plan of Reorganization
B	Additional Information About the Acquiring Portfolio

AST-MIDVAL-STMT

Exhibit A

ADVANCED SERIES TRUST

FORM OF PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the "Plan") of Advanced Series Trust, a Massachusetts business trust having its principal place of business at 655 Broad Street, Newark, New Jersey 07102 ("AST"), on behalf of the acquiring portfolio listed in Schedule A to this Plan (the "Acquiring Portfolio") and the target portfolio listed in Schedule A to this Plan (the "Target Portfolio"), is made as of this day of [November 26, 2024]. Together, the Target Portfolio and the Acquiring Portfolio are referred to herein as the "Portfolios."

The reorganization for the Target Portfolio (hereinafter referred to as the "Reorganization") will consist of: (i) the acquisition by the Acquiring Portfolio of all of the assets of the Target Portfolio and the assumption by the Acquiring Portfolio of all of the liabilities of the Target Portfolio in exchange solely for full and fractional shares of the Acquiring Portfolio ("Acquiring Portfolio Shares"); (ii) the distribution of Acquiring Portfolio Shares to the shareholders of the Target Portfolio according to their respective interests in complete liquidation of the Target Portfolio; and (iii) the dissolution of the Target Portfolio as soon as practicable after the closing (as defined in Section 3, hereinafter called the "Closing"), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

As of the date hereof, AST on behalf of Acquiring Portfolio and other series of AST ("Other Target Portfolios") is entering into plans of reorganization pursuant to which Acquiring Portfolio will acquire all the assets and assume all the liabilities of each Other Target Portfolio in exchange solely for full and fractional shares of the Acquiring Portfolio, and each Other Target Portfolio will distribute such Acquiring Portfolio shares to the shareholders of the Other Target Portfolio in complete liquidation of such Other Target Portfolio (each such transaction an "Other Reorganization").

The Reorganization is intended to be treated as a "partnership merger" under Section 708 of the Internal Revenue Code of 1986, as amended, (the "Code") and the U.S. Treasury regulations promulgated thereunder, pursuant to which the combined Portfolio is treated as a continuation of the Portfolio that has the greater net asset value on the Closing Date, as defined below, (the "Continuing Portfolio") and the other Portfolio is treated as terminating (the "Terminating Portfolio").

In order to consummate the Plan, the following actions shall be taken by AST on behalf of the Acquiring Portfolio and the Target Portfolio, as applicable:

1.  Sale and Transfer of Assets, Liquidation and Dissolution of Target Portfolio.

(a)  Subject to the terms and conditions of this Plan, AST shall: (i) transfer all of the assets of the Target Portfolio, as set forth in Section 1(b) hereof, to the Acquiring Portfolio; and (ii) cause the Acquiring Portfolio to assume all of the liabilities of the Target Portfolio, as set forth in Section 1(b) hereof. Such transactions shall take place at the Closing.

(b)  The assets of the Target Portfolio to be acquired by the Acquiring Portfolio (collectively, the "Assets") shall consist of all property, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest receivable that are owned by the Target Portfolio, and any deferred or prepaid expenses shown as an asset on the books of the Target Portfolio on the Closing date (as defined in Section 3, hereinafter the "Closing Date"). All liabilities, expenses, costs, charges and reserves of the Target Portfolio, to the extent that they exist at or after the Closing, shall after the Closing attach to the Acquiring Portfolio and may be enforced against the Acquiring Portfolio to the same extent as if the same had been incurred by the Acquiring Portfolio.

(c)  Subject to the terms and conditions of this Plan, AST on behalf of the Acquiring Portfolio shall at the Closing deliver to the Target Portfolio the number of Acquiring Portfolio Shares, determined by dividing the net asset value per share of the shares of the Target Portfolio ("Target Portfolio Shares") on the Closing Date by the net asset value per share of the Acquiring Portfolio Shares, and multiplying the result thereof by the number of outstanding Target Portfolio Shares as of the close of regular trading on the New York Stock Exchange (the "NYSE") on the Closing Date. All such values shall be determined in the manner and as of the time set forth in Section 2 hereof.

(d)  Immediately following the Closing, the Target Portfolio shall distribute pro rata to its shareholders of record as of the close of business on the Closing Date, the Acquiring Portfolio Shares received by the Target Portfolio pursuant to this Section 1 and then shall terminate and dissolve. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of AST relating to the Acquiring Portfolio and noting in such accounts the type and amounts of Acquiring Portfolio Shares that former Target Portfolio shareholders are due based on their respective holdings of the Target Portfolio as of the close of business on the Closing Date. Fractional Acquiring Portfolio Shares shall be carried to the third decimal place. The Acquiring Portfolio shall not issue certificates representing the Acquiring Portfolio shares in connection with such exchange.

2.  Valuation.

(a)  The value of the Target Portfolio's Assets to be transferred to the Acquiring Portfolio hereunder shall be computed as of the close of regular trading on the NYSE on the Closing Date (the "Valuation Time") using the valuation procedures set forth in AST's current effective prospectus.

(b)  The net asset value of a share of the Acquiring Portfolio shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in AST's current effective prospectus.

(c)  The net asset value of a share of the Target Portfolio shall be determined to the fourth decimal point as of the Valuation Time using the valuation procedures set forth in AST's current effective prospectus.

3.  Closing and Closing Date.

The consummation of the transactions contemplated hereby shall take place at the Closing (the "Closing"). The date of the Closing (the "Closing Date") shall be [December 16, 2024], or such other date as determined in writing by AST's officers. The Closing shall take place at the principal office of AST at 5:00 p.m. Eastern time on the Closing Date. AST on behalf of the Target Portfolio shall have provided for delivery as of the Closing of the Target Portfolio's Assets to the account of the Acquiring Portfolio at the Acquiring Portfolio's custodians. Also, AST on behalf of the Target Portfolio shall produce at the Closing a list of names and addresses of the shareholders of record of the Target Portfolio Shares and the number of full and fractional shares owned by each such shareholder, all as of the Valuation Time, certified by its transfer agent or by its President to the best of its or his or her knowledge and belief. AST on behalf of the Acquiring Portfolio shall issue and deliver a confirmation evidencing the Acquiring Portfolio Shares to be credited to the Target Portfolio's account on the Closing Date to the Secretary of AST or shall provide evidence satisfactory to the Target Portfolio that the Acquiring Portfolio Shares have been registered in an account on the books of the Acquiring Portfolio in such manner as AST on behalf of Target Portfolio may request.

4.  Representations and Warranties by AST on behalf of the Target Portfolio.

AST makes the following representations and warranties about the Target Portfolio:

(a)  The Target Portfolio is a series of AST, a business trust organized under the laws of the Commonwealth of Massachusetts and validly existing and in good standing under the laws of that jurisdiction. AST is duly registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company and all of the Target Portfolio Shares sold were sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act").

(b)  AST on behalf of the Target Portfolio is authorized to issue an unlimited number of the Target Portfolio shares, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights.

(c)  The financial statements appearing in AST's Annual Report to Shareholders for the fiscal year ended December 31, 2023, audited by PricewaterhouseCoopers LLP, fairly present the financial position of the Target Portfolio as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis. The unaudited financial statements appearing in

AST's Semi-Annual Report to Shareholders for the six-month period ended June 30, 2024, present the financial position of the Target Portfolio as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(d)  AST has the necessary power and authority to conduct the Target Portfolio's business as such business is now being conducted.

(e)  AST on behalf of the Target Portfolio is not a party to or obligated under any provision of AST's Second Amended and Restated Declaration of Trust, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f)  The Target Portfolio does not have any unamortized or unpaid organizational fees or expenses.

(g)  The Target Portfolio has elected to be, and is, treated as a partnership for U.S. federal income tax purposes and has not made any election or taken any other action inconsistent with such treatment. The Target Portfolio has satisfied the diversification and look-through requirements of Section 817(h) of the Code since its inception and will continue to satisfy such requirements at the Closing.

(h)  The Target Portfolio, or its agents, (i) holds a valid IRS Form W-8BEN (or other appropriate series of IRS Form W-8, as the case may be) or IRS Form W-9 for each Target Portfolio shareholder of record, which IRS Form W-8 or Form W-9, as applicable, can be associated with reportable payments made by the Target Portfolio to such shareholder or (ii) has otherwise timely instituted the appropriate nonresident alien or foreign corporation or backup withholding procedures with respect to such shareholder as provided by Sections 1441, 1442, and 3406 of the Code.

(i)  At the Closing, the Target Portfolio will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially adversely affect title thereto.

(j)  Except as may be disclosed in AST's current effective prospectus, there is no known material suit, judicial action, or legal or administrative proceeding pending or threatened against the Target Portfolio.

(k)  There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Target Portfolio.

(l)  The execution, delivery, and performance of this Plan have been duly authorized by all necessary actions of AST's Board of Trustees, and this Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

5.  Representations and Warranties by AST on behalf of the Acquiring Portfolio.

AST makes the following representations and warranties about the Acquiring Portfolio:

(a)  The Acquiring Portfolio is a series of AST, a business trust organized under the laws of the Commonwealth of Massachusetts validly existing and in good standing under the laws of that jurisdiction. AST is duly registered under the 1940 Act as an open-end, management investment company and all of the Acquiring Portfolio Shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act.

(b)  AST on behalf of the Acquiring Portfolio is authorized to issue an unlimited number of the Acquiring Portfolio shares, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights.

(c)  The financial statements appearing in AST's Annual Report to Shareholders for the fiscal year ended December 31, 2023, audited by PricewaterhouseCoopers LLP, fairly present the financial position of the Acquiring Portfolio as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis. The unaudited financial statements appearing in AST's Semi-Annual Report to Shareholders for the six-month period ended June 30, 2024 present the financial position of the Acquiring Portfolio as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(d)  AST has the necessary power and authority to conduct the Acquiring Portfolio's business as such business is now being conducted.

(e)  AST on behalf of the Acquiring Portfolio is not a party to or obligated under any provision of AST's Second Amended and Restated Declaration of Trust, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f)  The Acquiring Portfolio has elected to be, and is, treated as a partnership for U.S. federal income tax purposes and has not made any election or taken any other action inconsistent with such treatment. The Acquiring Portfolio has satisfied the diversification and look-through requirements of Section 817(h) of the Code since its inception and will continue to satisfy such requirements at the Closing.

(g)  The Acquiring Portfolio, or its agents, (i) holds a valid IRS Form W-8BEN (or other appropriate series of IRS Form W-8, as the case may be) or IRS Form W-9 for each Acquiring Portfolio shareholder of record, which IRS Form W-8 or Form W-9, as applicable, can be associated with reportable payments made by the Acquiring Portfolio to such shareholder or (ii) has otherwise timely instituted the appropriate nonresident alien or foreign corporation or backup withholding procedures with respect to such shareholder as provided by Sections 1441, 1442, and 3406 of the Code.

(h)  The statement of assets and liabilities to be created by AST for the Acquiring Portfolio as of the Valuation Time for the purpose of determining the number of Acquiring Portfolio Shares to be issued pursuant to this Plan will accurately reflect the Assets in the case of the Target Portfolio and the net asset value in the case of the Acquiring Portfolio, and outstanding shares, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(i)  At the Closing, the Acquiring Portfolio will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(j)  Except as may be disclosed in AST's current effective prospectus, there is no known material suit, judicial action, or legal or administrative proceeding pending or threatened against the Acquiring Portfolio.

(k)  There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Acquiring Portfolio.

(l)  The execution, delivery, and performance of this Plan have been duly authorized by all necessary actions of AST's Board of Trustees, and this Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

(m)  AST anticipates that consummation of this Plan will not cause the Acquiring Portfolio to fail to conform to the requirements of Code Section 817(h) at the end of each tax quarter.

6.  Intentions of AST on behalf of the Portfolios.

(a)  At the Closing, AST on behalf of the Target Portfolio, intends to have available a copy of the shareholder ledger accounts, certified by AST's transfer agent or its President or a Vice President to the best of its or his or her knowledge and belief, for all the shareholders of record of Target Portfolio Shares as of the Valuation Time who are to become shareholders of the Acquiring Portfolio as a result of the transfer of assets that is the subject of this Plan.

(b)  AST intends to operate each Portfolio's respective business as presently conducted between the date hereof and the Closing.

(c)  AST intends that the Target Portfolio will not acquire the Acquiring Portfolio Shares for the purpose of making distributions thereof to anyone other than the Target Portfolio's shareholders.

(d)  AST on behalf of the Target Portfolio intends, if this Plan is consummated, to liquidate and dissolve the Target Portfolio.

(e)  AST intends that, by the Closing, each Portfolio's U.S. federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all U.S. federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.

(f)  AST intends to mail to each shareholder of the Target Portfolio entitled to vote at the meeting of its shareholders at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement and Prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934, as amended, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(g)  AST intends to file with the U.S. Securities and Exchange Commission a registration statement on Form N-14 under the 1933 Act relating to the Acquiring Portfolio Shares issuable hereunder ("Registration Statement"), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable. At the time the Registration Statement becomes effective, it will: (i) comply in all material respects with the applicable provisions of the 1933 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective, at the time of the shareholders' meeting of the Target Portfolio, and at the Closing Date, the prospectus and statement of additional information included in the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

7.  Conditions Precedent to be Fulfilled by AST on behalf of the Portfolios.

The consummation of the Plan with respect to the Acquiring Portfolio and the Target Portfolio shall be subject to the following conditions:

(a)  That: (i) all the representations and warranties contained herein concerning the Portfolios shall be true and correct as of the Closing with the same effect as though made as of and at such date; (ii) performance of all obligations required by this Plan to be performed by AST on behalf of the Portfolios shall occur prior to the Closing; and (iii) AST shall execute a certificate signed by the President or a Vice President and by the Secretary or equivalent officer to the foregoing effect.

(b)  That the form of this Plan shall have been adopted and approved by the appropriate action of the Board of Trustees of AST on behalf of the Portfolios.

(c)  That the U.S. Securities and Exchange Commission shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, that no other legal, administrative or other proceeding shall have been instituted or threatened that would materially affect the financial condition of a Portfolio or would prohibit the transactions contemplated hereby.

(d)  That there shall be delivered to AST on behalf of the Portfolios an opinion from Ropes & Gray LLP, in form and substance satisfactory to AST, substantially to the effect that (i) the Continuing Portfolio's tax basis in the assets of the Terminating Portfolio treated as transferred to the Continuing Portfolio in the Reorganization should be the same as the Terminating Portfolio's tax basis in such assets immediately prior to the Reorganization (except to the extent provided in Section 704(c)(1)(C) of the Code with respect to contributions of "built in loss" property), and (ii) the Continuing Portfolio's holding periods in the assets treated as received from the Terminating Portfolio in the Reorganization should include the Terminating Portfolio's holding periods in such assets.

In giving the opinion set forth above, counsel may state that it is relying on certificates of the officers of AST with regard to matters of fact. Such opinion will be based on existing provisions of the Code, U.S. Treasury regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, and will be subject to certain qualifications.

(e)  That the Registration Statement with respect to the Acquiring Portfolio Shares to be delivered to the Target Portfolio's shareholders in accordance with this Plan shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date, or shall be in effect at Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

(f)  That the Acquiring Portfolio Shares to be delivered hereunder shall be eligible for sale by the Acquiring Portfolio with each state commission or agency with which such eligibility is required in order to permit the Acquiring Portfolio Shares lawfully to be delivered to each shareholder of the Target Portfolio.

8.  Expenses.

(a)  AST represents and warrants that there are no broker or finders' fees payable by it in connection with the transactions provided for herein.

(b)  All costs incurred in entering into and carrying out the terms and conditions of this Plan, including (without limitation) outside legal counsel and independent registered public accounting firm costs and costs incurred in connection with the printing and mailing of the relevant combined prospectus and proxy statement and related materials, shall be paid by Prudential Annuities Distributors, Inc. or its affiliates, not the Target Portfolio or the Acquiring Portfolio. Transaction costs, including brokerage commissions, shall be paid by the Portfolio entering into the transaction.

9.  Termination; Postponement; Waiver; Order.

(a)  Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and abandoned at any time (whether before or after approval thereof by the shareholders of a Target Portfolio) prior to the Closing, or the Closing may be postponed by AST on behalf of a Portfolio by resolution of the Board of Trustees of AST if circumstances develop that, in the opinion of the Board, make proceeding with the Plan inadvisable.

(b)  If the transactions contemplated by this Plan have not been consummated by [December 31, 2024], the Plan shall automatically terminate on that date, unless a later date is agreed to by the officers of AST on behalf of the Portfolios.

(c)  In the event of termination of this Plan pursuant to the provisions hereof, the Plan shall become void and have no further effect with respect to the Acquiring Portfolio or Target Portfolio, and neither AST, the Acquiring Portfolio nor the Target Portfolio, nor the trustees, officers, agents or shareholders shall have any liability in respect of this Plan.

(d)  At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by AST's Board of Trustees if, in the judgment of such Board of Trustees, such action or waiver will not have a material adverse effect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

(e)  If any order or orders of the U.S. Securities and Exchange Commission with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of AST on behalf of the Portfolios to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the Target Portfolio, unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Portfolio Shares to be issued the Target Portfolio, in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of the Target Portfolio prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate, unless AST on behalf of the Target Portfolio shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

10.  Entire Plan and Amendments.

This Plan embodies the entire plan of AST on behalf of the Portfolios, and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth or provided for herein. This Plan may be amended only by AST. Neither this Plan nor any interest herein may be assigned without the prior written consent of AST on behalf of the Portfolio corresponding to the Portfolio making the assignment.

11.  Notices.

Any notice, report, or demand required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to AST at 655 Broad Street, Newark, NJ 07102, Attention: Secretary.

12.  Governing Law.

This Plan shall be governed by and carried out in accordance with the laws of The Commonwealth of Massachusetts without regard to its conflict of laws principles.

IN WITNESS WHEREOF, each party has executed this Plan by its duly authorized officers, all as of the date and year first written above.

ADVANCED SERIES TRUST on behalf of the Acquiring Portfolio listed in Schedule A
Attest: Melissa Gonzalez, _______________________ Assistant Secretary	By: ______________________________________ Title:
ADVANCED SERIES TRUST on behalf of the Target Portfolio listed in Schedule A
Attest: Melissa Gonzalez, _______________________ Assistant Secretary	By: ______________________________________ Title:

Schedule A

Target Portfolio	Acquiring Portfolio
AST Mid-Cap Value Portfolio	AST Large-Cap Value Portfolio

Exhibit B

ADDITIONAL INFORMATION ABOUT THE ACQUIRING PORTFOLIO

For purposes of this Exhibit B, references to "the Portfolio" refer to the Acquiring Portfolio.

Purchasing and Redeeming Portfolio Shares

Investments in the Portfolio are made through certain variable life insurance and variable annuity contracts. Together with this Prospectus/Proxy Statement, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolio. The Trust does not provide investment advice. You should contact your financial advisor for advice regarding selection of portfolios.

The Portfolio typically expects to pay redemption proceeds within three days after receipt of a proper notice of the redemption request. Such procedures for providing proper notice of a redemption request is described in further detail in the prospectus for the applicable Contract. However, it may take the Portfolio up to seven days to pay redemption proceeds. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Under normal circumstances, the Portfolio typically expects to meet redemption requests by using cash or cash equivalents or proceeds from the sale of portfolio securities (or a combination of these methods). The Portfolio reserves the right to use borrowing arrangements that may be available from time to time. The use of borrowings in order to meet redemption requests is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Portfolio's holdings may be comprised of less liquid investments, or during emergency or temporary circumstances. The Portfolio's use of redemptions in-kind is discussed below.

Redemption in Kind

The Trust may pay the redemption price to shareholders of record (generally, the Participating Insurance Company separate accounts holding Trust shares) in whole or in part by a distribution in-kind of securities from the relevant investment portfolio of the Trust, in lieu of cash, in conformity with applicable rules of the SEC and procedures adopted by the Board. Securities will be readily marketable and will be valued in the same manner as in a regular redemption.

If shares are redeemed in-kind, the recipient will incur transaction costs in converting such assets into cash. These procedures govern the redemption by the shareholder of record, generally a Participating Insurance Company separate account. The procedures do not affect payments by a Participating Insurance Company to a contract owner under a variable contract.

Frequent Purchases or Redemptions of Portfolio Shares

The Trust is part of the group of investment companies advised by PGIM Investments (the PGIM Investment funds), which seek to prevent patterns of frequent purchases and redemptions of shares by its investors. Frequent purchases and redemptions may adversely affect the investment performance and interests of long-term investors in the Portfolio. When an investor engages in frequent or short-term trading, the PGIM Investment funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This may cause the PGIM Investment funds to sell Portfolio securities at inopportune times, hurting their investment performance. When large dollar amounts are involved, frequent trading can also make it difficult for the PGIM Investment funds to use long-term investment strategies because they cannot predict how much cash they will have to invest. In addition, if a PGIM Investment fund is forced to liquidate investments due to short-term trading activity, it may incur increased transaction and tax costs.

Similarly, the PGIM Investment funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PGIM Investment fund shares held by other investors. To the extent the Portfolio invests in foreign securities, the Portfolio may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. To the extent the Portfolio invests in certain fixed income securities, such as high yield bonds or certain asset-backed securities, the Portfolio may also constitute an effective vehicle for an investor's frequent trading strategies.

The Boards of Directors/Trustees of the PGIM Investment funds, including the Trust, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Trust are limited, however, because the Trust does not sell its shares directly to the public. Instead, Portfolio shares are sold only to Participating Insurance Company separate accounts that fund variable annuity contracts and variable life insurance policies. Therefore, Participating Insurance Companies, not the Trust, maintain the individual contract owner account records. Each Participating Insurance Company submits to the Trust's transfer agent daily aggregate orders combining the transactions of many contract owners. Therefore, the Trust and its transfer agent do not monitor trading by individual contract owners.

Under the Trust's policies and procedures, the Trust has notified each Participating Insurance Company that the Trust expects the Participating Insurance Company to impose restrictions on transfers by contract owners. The current Participating Insurance Companies are Prudential and three insurance companies not affiliated with Prudential. The Trust may add additional Participating Insurance Companies in the future. The Trust receives reports on the trading restrictions imposed by Prudential on variable contract owners investing in the Portfolio, and the Trust monitors the aggregate cash flows received from unaffiliated insurance companies. In addition, the Trust has entered shareholder information agreements with Participating Insurance Companies as required by Rule 22c-2 under the 1940 Act. Under these agreements, the Participating Insurance Companies have agreed to: (i) provide certain information regarding contract owners who engage in transactions involving Portfolio shares; and (ii) execute any instructions from the Trust to restrict or prohibit further purchases or exchanges of Portfolio shares by contract owners who have been identified by the Trust as having engaged in transactions in Portfolio shares that violate the Trust's frequent trading policies and procedures. The Trust and its transfer agent each reserve the right, in its sole discretion, to reject all or a portion of a purchase order from a Participating Insurance Company for any reason or no reason. If a purchase order is rejected, the purchase amount will be returned to the Participating Insurance Company.

The Trust also employs fair value pricing procedures to deter frequent trading. Those procedures are described in more detail under "Net Asset Value," below.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Trust and the Participating Insurance Companies to prevent such trading, there is no guarantee that the Trust or the Participating Insurance Companies will be able to identify these investors or curtail their trading practices. Therefore, some Trust investors may be able to engage in frequent trading, and, if they do, the other Trust investors would bear any harm caused by that frequent trading. The Trust does not have any arrangements intended to permit trading in contravention of the policies described above.

For information about the trading limitations applicable to you, please see the prospectus for your contract or contact your insurance company.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is typically based on the next calculation of the NAV after the order is received in good order. The NAV of each Portfolio is typically determined on each day the NYSE is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. Eastern time). The Trust will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price its shares as of 4:00 p.m. if the particular disruption directly affects only the NYSE. The NYSE is closed on most national holidays and Good Friday. The Trust does not price, and shareholders will not be able to purchase or redeem, the

Trust's shares on days when the NYSE is closed but the primary markets for the Trust's foreign securities are open, even though the value of these securities may have changed. Conversely, the Trust will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed. The securities held by the Portfolio are valued based upon market quotations or, if market quotations are not readily available, at fair value as determined in good faith under policies and procedures adopted and implemented by the Manager. The Trust may use fair value pricing if it determines that a market quotation for a security is not reliable based, among other things, on events or market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing commonly occurs with securities that are primarily traded outside of the US, because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.

With respect to any portion of the Portfolio's assets that are invested in one or more open-end management investment companies, the Portfolio's NAV is calculated based upon the NAV of the registered open-end management investment companies in which the Portfolio invests. The prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. The Trust may also use fair value pricing with respect to US traded securities if, for example, trading in a particular security is halted and does not resume before the Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of PGIM Investments (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that the Portfolio uses to determine its NAV may differ from the security's published or quoted price. If the Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Trust's NAV, we will value the Trust's futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Trust as of the close of the security's primary market.

Fair value pricing procedures are designed to result in prices for the Portfolio's securities and its NAV that are reasonable in light of the circumstances that make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of the Portfolio's NAV by short-term traders.

The NAV for the Portfolio is determined by a simple calculation. It's the total value of the Portfolio (assets minus liabilities) divided by the total number of shares outstanding. Each business day, the Portfolio's current NAV per share is transmitted electronically to Participating Insurance Companies that use the Portfolio as underlying investment options for Contracts.

With respect to any portion of the Portfolio's assets that are invested in one or more open-end management investment companies, the Portfolio's NAV is calculated based upon the NAV of the registered open-end management investment companies in which the Portfolio invests. The prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

To determine the Portfolio's NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price ("NOCP") on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

The Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares. Therefore, the value of the Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PGIM Investments or a subadviser, as available, to be over-the-counter, shall be valued on the day of valuation at an evaluated bid price provided by an independent pricing agent or, in the absence of a valuation provided by an independent pricing agent, at the bid price provided by a principal market maker or primary market dealer.

Other debt securities—those that are not valued on an amortized cost basis—are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities that are valued in accordance herewith in a currency other than US dollars shall be converted to US dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Short-term debt securities held by the Portfolios, including bonds, notes, debentures and other debt securities, and money market instruments, such as certificates of deposit, commercial paper, bankers' acceptances, and obligations of domestic and foreign banks for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Distributor & Distribution Arrangements

The Trust offers a single class of shares on behalf of the Portfolio. Prudential Annuities Distributors, Inc. (PAD) serves as the distributor for the shares of the Portfolio. The class of shares is offered and redeemed at its net asset value without any sales load. PAD is an affiliate of PGIM Investments and ASTIS. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority. PAD's principal business address is 1 Corporate Drive, Shelton, Connecticut 06484.

The Trust has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the 12b-1 Plan) for the shares of the Portfolio. Under the 12b-1Plan, the shares of the Portfolio are charged an annual fee to compensate PAD and its affiliates for providing various administrative and distribution services to the Portfolio. The maximum annual shareholder services and distribution (12b-1) fee for the Portfolio's shares is 0.25% of the average daily net assets of the Portfolio. Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time, the fees will increase your cost of investing and may cost you more than other types of charges.

PAD may receive payments from certain subadvisers of the Portfolio or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the Contracts and/or the Portfolio. These sales meetings or seminar sponsorships may provide the subadvisers with increased access to persons involved in the distribution of the Contracts. PAD also may receive marketing support from the subadvisers in connection with the distribution of the Contracts.

US Federal Income Taxes

The Portfolio currently intends to be treated as a partnership for US federal income tax purposes that is not a "publicly traded partnership" as defined in Section 7704 of the Code for US federal income tax purposes. If the Portfolio were not to qualify for such treatment, it could be subject to US federal income tax at the Portfolio level, which generally would reduce the value of an investment in the Portfolio. As a result of the Portfolio's treatment as a partnership that is not a publicly traded partnership, the Portfolio is generally not itself subject to US federal income tax. Instead, the Portfolio's income, gains, losses, deductions, credits and other tax items are "passed through" pro rata directly to the shareholders of the Portfolio, generally the investing portfolios (without regard to whether such corresponding amounts are distributed from the Portfolio) and retain the same character for US federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

The shares of the Portfolio are owned by the investing portfolios, which are owned by separate accounts of Participating Insurance Companies, and may be owned by qualified pension and retirement plans, and certain other eligible persons or plans permitted to hold shares of the investing Portfolio pursuant to the applicable US Treasury regulations without impairing the ability of the separate accounts of the Participating Insurance Companies to satisfy the diversification requirements of Section 817(h) of the Code.

The Portfolio intends to comply with the diversification requirements currently imposed by the Code and US Treasury regulations thereunder on separate accounts of insurance companies as a condition of maintaining the favorable tax status of the Contracts issued by separate accounts of Participating Insurance Companies. If the Portfolio does not meet such diversification requirements, the Contracts could lose their favorable tax treatment and thus income and gain allocable to the Contracts could be taxable currently to shareholders of the Portfolio. This could also occur if Contract holders are found to have an impermissible level of control over the investments underlying their Contracts. Furthermore, if any underlying portfolio fails to comply with the diversification requirements for any taxable year, such failure could cause an insurance company separate account indirectly invested in such an underlying portfolio through the Portfolio to fail to satisfy the separate diversification requirements, with the result that the Contracts supported by that account would no longer be eligible for tax deferral.

Owners of Contracts should consult the applicable prospectus or description of the plan for a discussion and information on the tax consequences of the Contract, policy or plan. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investing in the Portfolio, including the application of US federal, state, local and non-US taxes.

Monitoring for Possible Conflicts

The Trust sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Trust will monitor the situation and, in the event that a material conflict does develop, the Trust would determine what action, if any, to take in response.

Disclosure of Portfolio Holdings

A description of the Trust's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is included in the SAI and on the Trust's website at www.prudential.com/variableinsuranceportfolios.

Payments to Affiliates

PGIM Investments and ASTIS and their affiliates, including a subadviser or PAD, may compensate affiliates of PGIM Investments and ASTIS, including the insurance companies issuing variable annuity or variable life contracts by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the variable annuity and/or variable life contracts that offer the Portfolio as investment options. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms' registered representatives, and creating marketing materials that discuss the contracts, available options, and the Portfolio.

The amounts paid depend on the nature of the meetings, the number of meetings attended by PGIM Investments or ASTIS, the subadviser, or PAD, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of PGIM Investments', ASTIS', the subadviser's or PAD's participation. These payments or reimbursements may not be offered by PGIM Investments, ASTIS, subadvisers, or PAD and the amounts of such payments may vary between and among PGIM Investments, ASTIS, the subadviser and PAD, depending on their respective participation.

With respect to variable annuity contracts, the amounts paid under these arrangements to Prudential-affiliated insurers are set forth in the prospectuses for the variable annuity contracts that offer the Portfolios as investment options.

Index Description

Russell 1000 Value Index. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.

S&P 500 Index*. The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.

* The S&P 500 Index (the Index) is a product of S&P Dow Jones Indices LLC (SPDJI), and has been licensed for use by PGIM Quantitative Solutions LLC, Prudential Trust Company, The Prudential Insurance Company of America, Prudential Retirement Insurance and Annuity Company, PGIM, Inc., PGIM Limited and/or their affiliates (collectively, Licensee). Standard & Poor's® , S&P® and S&P 500® are registered trademarks of Standard & Poor's Financial Services LLC (S&P); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Licensee. Licensee's product(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, S&P Dow Jones Indices). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Licensee's product(s) or any member of the public regarding the advisability of investing in securities generally or in Licensee's product(s) particularly or the ability of the Index to track general market performance. S&P Dow Jones Indices' only relationship to Licensee with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices or its licensors. The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Licensee or the Licensee's product(s). S&P Dow Jones Indices have no obligation to take the needs of Licensee or the owners of Licensee's product(s) into consideration in determining, composing or calculating the Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of Licensee's product(s) or the timing of the issuance or sale of Licensee's product(s) or in the determination or calculation of the equation by which Licensee's product(s) is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of Licensee's product(s). There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice. Notwithstanding the foregoing, CME Group Inc. and its affiliates may independently issue and/or sponsor financial products unrelated to Licensee's product(s) currently being issued by Licensee, but which may be similar to and competitive with Licensee's product(s). In addition, CME Group Inc. and its affiliates may trade financial products which are linked to the performance of the Index.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE LICENSEE'S PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

STATEMENT OF ADDITIONAL INFORMATION
TO PROSPECTUS/PROXY STATEMENT

Dated October 11, 2024

655 Broad Street
Newark, New Jersey 07102

Reorganization of the AST Mid-Cap Value Portfolio
into the AST Large-Cap Value Portfolio

This Statement of Additional Information (the "SAI") relates to the Prospectus/Proxy Statement for the merger (the "Reorganization") of the AST Mid-Cap Value Portfolio (the "Target Portfolio"), a series of the Advanced Series Trust (the "Trust") into AST Large-Cap Value Portfolio (the "Acquiring Portfolio," and together with the Target Portfolio, the "Portfolios"), a separate series of the Trust, dated October 11, 2024 (such combined Proxy Statement and Prospectus being referred to herein as the "Prospectus/Proxy Statement").

The Trust is an open-end management company (commonly known as a mutual fund) that is intended to provide a range of investment alternatives through its separate portfolios, each of which is, for investment purposes, in effect a separate fund. The Target Portfolio was organized in Massachusetts and launched on May 4,1993. The Acquiring Portfolio was organized in Massachusetts and launched on January 4, 1994. Each Portfolio is a diversified investment company as defined by the Investment Company Act of 1940, as amended (the "1940 Act").

This SAI relates specifically to the proposed transfer of all of the Target Portfolio's assets to the Acquiring Portfolio in exchange for (i) the Acquiring Portfolio's assumption of all of the Target Portfolio's liabilities, and (ii) the Acquiring Portfolio's issuance to the Target Portfolio of shares of beneficial interest in the Acquiring Portfolio (the "Acquiring Portfolio Shares"). The Acquiring Portfolio Shares received by the Target Portfolio will have an aggregate net asset value that is equal to the aggregate net asset value of the Target Portfolio shares that are outstanding immediately prior to such reorganization transaction. As a result of such transaction, the Target Portfolio will be completely liquidated, and contract owners will beneficially own shares of the Acquiring Portfolio having an aggregate value equal to their Target Portfolio shares. A vote in favor of the Plan of Reorganization (the "Plan") by the shareholders of the Target Portfolio will constitute a vote in favor of the liquidation of the Target Portfolio and the termination of such Portfolio as a separate series of the Trust. The acquisition of the assets of the Target Portfolio by the Acquiring Portfolio in exchange for the Acquiring Portfolio's assumption of all of the liabilities of the Target Portfolio, and the issuance of Acquiring Portfolio Shares to the Target Portfolio, which will distribute such shares to its shareholders, is referred to herein as the "Reorganization." If shareholders of the Target Portfolio approve the Plan and the Reorganization is consummated, they will become shareholders of the Acquiring Portfolio and the Target Portfolio will liquidate.

This SAI consists of: (i) this Cover Page, (ii) the information set forth below, and (iii) the following described documents, each of which is incorporated herein by reference and accompanies this SAI:

●	The Statement of Additional Information, as supplemented, dated May 1, 2024 for the Trust on behalf of each Portfolio, dated May 1, 2024, as supplemented and amended to date, under file number 033-24962;

●	The audited financial statements contained in the annual report of the Portfolios dated December 31, 2023, under file number 811-05186; and

●	The unaudited financial statements contained in the Form N-CSRS of the Portfolios dated June 30, 2024, under file number 811-05186.

This SAI is not a prospectus; you should read this SAI in conjunction with the Prospectus/Proxy Statement, which relates to the Reorganization. You can request a copy of the Prospectus/Proxy Statement by calling 1-800-346-3778 or by writing to the Trust at 655 Broad Street, Newark, New Jersey 07102. In addition, a copy of the Prospectus/Proxy Statement is available on the internet at www.prudential.com/variableinsuranceportfolios. The Securities and Exchange Commission (the "SEC") maintains a website (www.sec.gov) that contains this SAI and other material incorporated by reference and considered part of this SAI and the Prospectus/Proxy Statement, together with other information regarding the Trust.

STATEMENT OF ADDITIONAL INFORMATION
TABLE OF CONTENTS

Supplemental Financial Information	S-3
Additional Information Relating to the Acquiring Portfolio and the Combined Portfolio (As Repositioned)	S-4

SUPPLEMENTAL FINANCIAL INFORMATION

Tables showing the fees and expenses of the Target Portfolio and the Acquiring Portfolio, and the fees and expenses of the Target Portfolio on a pro forma basis after giving effect to the proposed Reorganization, is included in the "Comparison of Investment Management Fees and Total Fund Operating Expenses" section of the Prospectus/Proxy Statement.

Rule 6-11(d)(2) under Regulation S-X requires that, with respect to any fund acquisition, registered investment companies must provide certain supplemental financial information in lieu of pro forma financial statements required by Regulation S-X. For this reason, pro forma financial statements of the Acquiring Portfolio are not included in this SAI.

Following the Reorganization, the Acquiring Portfolio will be the accounting and performance survivor, and the combined portfolio resulting from the Reorganization is sometimes referred to herein as the "Combined Portfolio (As Repositioned). "

The Reorganization will not result in a material change to the Target Portfolio's investment portfolio due to the investment restrictions of the Acquiring Portfolio. In particular, each security held by the Target Portfolio is eligible to be held by the Acquiring Portfolio. However, it is anticipated that, in advance of the Reorganization, 88.2% of the Target Portfolio's holdings will be aligned or sold and the proceeds invested in securities that the Acquiring Portfolio wishes to hold. The Target Portfolio will bear the transaction costs related to the Reorganization, which typically include, but are not limited to, trade commissions, related fees and taxes, and any foreign exchange spread costs, where applicable. The Manager currently estimates such transaction costs to be 0.023% ($141,000 of the Target Portfolio's net assets).

There are no material differences in the accounting policies of the Target Portfolio as compared to those of the Acquiring Portfolio.

ADDITIONAL INFORMATION RELATING TO THE
ACQUIRING PORTFOLIO AND THE COMBINED PORTFOLIO (AS REPOSITIONED)

Introduction

Additional information relating specifically to the Acquiring Portfolio and the Combined Portfolio (As Repositioned) is set forth below.

Subadvisory Agreements for the Acquiring Portfolio and the Combined Portfolio (As Repositioned)

PGIM Investments ("PGIM Investments") and AST Investment Services, Inc. ("ASTIS," and together with PGIM Investments, the "Manager") both serve as investment managers to the Acquiring Portfolio and will serve as the investment managers to the Combined Portfolio (As Repositioned). Hotchkis and Wiley Capital Management, LLC ("Hotchkis and Wiley"), Massachusetts Financial Services Company ("MFS"), T. Rowe Price Associates, Inc. ("T. Rowe Price") and Wellington Management Company LLP ("Wellington") currently serve as the subadvisers to the Acquiring Portfolio. Effective on or about the date of the Reorganization, which is expected to be on or about December 16, 2024, Putnam Investment Management LLC ("Putnam"), ClearBridge Investments, LLC ("ClearBridge"), Dimensional Fund Advisors LP ("Dimensional") and J.P. Morgan Investment Management Inc. ("J.P. Morgan") will serve as subadvisers to the Combined Portfolio (As Repositioned) alongside Hotchkis and Wiley.

The Manager has entered into subadvisory agreements with each of the subadvisers referenced above pursuant to which the Manager (and not the Acquiring Portfolio or the Combined Portfolio (As Repositioned)) pays or will pay each subadviser the annualized fees shown below.

Subadvisers	Current Contractual Subadvisory Fee Rate*	Contractual Subadvisory Fee Rate (effective December 16, 2024)**
Hotchkis and Wiley Capital Management, LLC	0.300% of average daily net assets to $500 million; 0.275% of average daily net assets on the next $1.0 billion 0.250% of average daily net assets over $1.5 billion	0.300% of average daily net assets to $500 million; 0.275% of average daily net assets on the next $1.0 billion 0.250% of average daily net assets over $1.5 billion
Massachusetts Financial Services Company	0.350% of average daily net assets to $100 million; 0.300% of average daily net assets on the next $400 million; 0.275% of average daily net assets over $500 million	N/A
T. Rowe Price Associates, Inc.

Sleeve average daily net assets up to $100 million:

0.475% of average daily net assets to $50 million;

0.425% of average daily net assets over $50 million to $100 million

When Sleeve average daily net assets exceed $100 million:

0.375% of average daily net assets

When Sleeve average daily net assets exceed $200 million:

0.325% of average daily net assets

When Sleeve average daily net assets exceed $500 million:

0.30% on all assets to $500 million;

0.275% of average daily net assets over $500 million

When Sleeve average daily net assets exceed $1 billion:

0.275% of average daily net assets

When Sleeve average daily net assets exceed $1.5 billion:

0.25% of average daily net assets

When Sleeve average daily net assets exceed $2.0 billion:

0.245% of average daily net assets

When Sleeve average daily net assets exceed $3 billion:

0.24% of average daily net assets

When Sleeve average daily net assets exceed $4 billion:

0.23% of average daily net assets

When Sleeve average daily net assets exceed $5.5 billion:

0.225% of average daily net assets

When Sleeve average daily net assets exceed $7.5 billion:

0.22% of average daily net assets

N/A
Wellington Management Company LLP	0.250% of average daily net assets to $500 million; 0.220% of average daily net assets on the next $500 million; 0.200% of average daily net assets over $1.0 billion	N/A
ClearBridge Investments, LLC	N/A	0.240% of average daily net assets
Dimensional Fund Advisors LP	N/A	0.160% of average daily net assets
J.P. Morgan Investment Management Inc.	N/A	0.289% of average daily net assets on all assets
Putnam Investment Management, LLC	N/A	0.240% of average daily net assets

*Notes to Current Contractual Subadvisory Fee Rates:

MFS: MFS has agreed to voluntarily reduce its monthly subadvisory fees paid by the Manager by the following percentages based on the combined aggregate assets subadvised by MFS across the existing MFS sleeves and portfolios: 0% discount on first $5 billion, 5% from $5 to $7.5 billion, 7.5% from $7.5 to $10 billion, 10% from $10 to $20 billion, 15% from $20 to $30 billion, and 20% over $ 30 billion. To the extent the fee waiver is triggered for any particular calendar month, the resulting incremental discount will be applied pro rata across each of the applicable portfolios (or the portion thereof subadvised by MFS). In the event that the combined average daily net assets of the applicable portfolios are $5 billion or less during any particular calendar month, then this voluntary fee reduction will not be applicable for the respective month. MFS reserves the right to withdraw this waiver by delivery of a written notice to the Manager, which withdrawal shall become effective 30 days after such delivery.

T. Rowe Price: For purposes of calculating the subadvisory fee payable to T. Rowe Price, the large cap value strategy assets managed by T. Rowe Price will be aggregated with the large cap value strategy assets managed by T. Rowe Price for all other Prudential entities managed or subadvised by T. Rowe Price. In addition, T. Rowe Price has agreed to a voluntary subadvisory fee waiver arrangement based on the aggregate net assets and other portfolios managed by T. Rowe Price as follows:

Combined Average Daily Net Assets up to $20 billion: 2.5% fee reduction on combined assets up to $1 billion; 5.0% fee reduction on combined assets on the next $1.5 billion; 7.5% fee reduction on combined assets on the next $2.5 billion; 10.0% fee reduction on combined assets on the next $5.0 billion; and 12.5% fee reduction on combined assets above $10.0 billion.

Combined Average Daily Net Assets above $20 billion: 12.5% fee reduction on combined assets up to $20 billion; and 15.0% fee reduction on combined assets on the next $10 billion.

Combined Average Daily Net Assets above $30 billion: 15.0% fee reduction on all assets.

Wellington: Wellington has agreed to a voluntary subadvisory fee waiver arrangement based on the aggregate net assets and other portfolios managed by Wellington as follows:

Combined Annualized Subadviser Fees: Up to $15 million - 2.5% Fee Reduction; $15 million to $20 million - 5% Fee Reduction; $20 million to $25 million - 7.5% Fee Reduction; $25 million to $30 million - 10% Fee Reduction; and Over $30 million - 12.5% Fee Reduction.

**Notes to Proposed Contractual Subadvisory Fee Rates:

J.P. Morgan: J.P. Morgan has agreed to waive its subadvisory fee in an amount equal to the revenue received for investments in funds or ETFs affiliated with J.P. Morgan. Although not expected, this may result in a negative effective subadvisory fee, or payment from J.P. Morgan to the Manager.

For the purpose of calculating the subadvisory fee for the portfolios managed by J.P. Morgan, a fee discount of 10% is applied based on the combined average daily net assets of the J.P. Morgan managed portfolios: AST Academic Strategies Asset Allocation Portfolio; AST Advanced Strategies Portfolio; AST Balanced Asset Allocation Portfolio; AST Capital Growth Asset Allocation Portfolio; AST Core Fixed Income Portfolio; AST International Equity Portfolio; AST J.P. Morgan Aggressive Multi-Asset Portfolio; AST J.P. Morgan Conservative Multi-Asset Portfolio; AST J.P. Morgan Fixed Income Central Portfolio; AST J.P. Morgan Moderate Multi-Asset Portfolio; AST Large-Cap Equity Portfolio; AST Large-Cap Growth Portfolio; AST Large-Cap Value Portfolio; and AST Preservation Asset Allocation Portfolio.

Franklin Templeton and affiliated investment advisors (ClearBridge, Putnam, and Western Asset Management Company, LLC/Western Asset Management Company Limited (collectively, "Western Asset")): For purposes of calculating the advisory fee payable to any Franklin Templeton and affiliated investment advisors (ClearBridge Investments, Putnam Investments, and Western Asset Management) managed portfolio/sleeves, the advisory fee will be greater of:

(a)	aggregated assets managed by Franklin Templeton and affiliated investment advisors (ClearBridge, Putnam, and Western Asset) on all Advanced Series Trust portfolios subject to the following schedule: Up to $2 billion - 0%; between $2 - $4 billion - 5%; between $4 -$5 billion - 10%; between $5-$10 billion - 15%; and over $10 billion - 20%; or

(b)	Franklin Templeton and affiliated investment advisors (ClearBridge, Putnam, and Western Asset) maintains a certain market share as agreed upon between the Manager and Franklin Templeton and affiliated investment advisors. Market share will be calculated based on assets managed by Franklin Templeton and affiliated investment advisors as a percentage of assets included in certain AST portfolios.

Portfolio Managers: Other Accounts

Additional Information About the Portfolio Managers—Other Accounts and Share Ownership—Combined Portfolio (As Repositioned)

The following table sets forth information about the Combined Portfolio (As Repositioned) and accounts other than the Combined Portfolio (As Repositioned) for which the portfolio managers are primarily responsible for day-to-day portfolio management as of August 31, 2024. The table shows, for each such portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface. The table also sets forth the dollar range of equity securities of each portfolio of the Trust beneficially owned by the portfolio managers as of August 31, 2024.

Manager and/or Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
PGIM Investments LLC	Rick T. Babich	12/$20,649,591,217	0/$0	0/$0	None
	Jeffrey Peasley	12/$20,649,591,217	0/$0	0/$0	None
ClearBridge Investments, LLC	Dmitry Khavkin	5/4,965,525,321.4	1/304,271,419.3	4,509/2,507,288,559.9	Over $1 million
	Deepon Nag	5/4,965,525,321.4	1/304,271,419.3	45,09/2,507,288,559.9	0-$500,000
Dimensional Fund Advisors LP	John Hertzer	30/$195,713,460,580	3/$5,683,795,337	4/$9,616,587,750	None
	Jed Fogdall	125/$546,807,101,747	28/$27,163,714,343 1/$203,847,975	1,094/$42,116,757,755 4/$1,969,453,923	None
	Allen Pu	62/$306,908,754,366	15/$19,394,794,080	0/$0	None
Hotchkis and Wiley Capital Management, LLC	George Davis	23/$21.8 billion 3/$14.8 billion	12/$2.4 billion 1/$46 million	55/$6.8 billion 3/$685 million	None
	Scott McBride	23/$21.8 billion 3/$14.8 billion	12/$2.4 billion 1/$46 million	55/$6.8 billion 3/$685 million	None
	Patricia McKenna	23/$21.8 billion 3/$14.8 billion	12/$2.4 billion 1/$46 million	55/$6.8 billion 3/$685 million	None
	Doug Campbell	23/$21.8 billion 3/$14.8 billion	12/$2.4 billion 1/$46 million	55/$6.8 billion 3/$685 million	None
J.P. Morgan Investment Management Inc.	Scott Blasdell	6/$12,504,030,000	6/$4,055,120,000	19/$1,101,400,000	None
	John Piccard	0/$0	1/$134,000,000	0/$0	None
Putnam Investment Management LLC	Darren Jaroch, CFA	16/$38,238,100,000 1/$486,600,000	8/$12,471,100,000	9/$1,931,900,000	None
	Lauren DeMore, CFA	16/$38,238,100,000 1/$486,600,000	8/$12,471,100,000	9/$1,931,900,000	None

Additional Information About the Portfolio Managers—Compensation and Conflicts of Interest—Combined Portfolio (As Repositioned)

PGIM Investments LLC

PORTFOLIO MANAGER COMPENSATION. Prudential provides compensation opportunities to eligible employees to motivate and reward the achievement of outstanding results by providing market-based programs that:

●	Attract and reward highly qualified employees

●	Align with critical business goals and objectives

●	Link to the performance results relevant to the business segment and Prudential

●	Retain top performers

●	Pay for results and differentiate levels of performance

●	Foster behaviors and contributions that promote Prudential's success

The components of compensation for a Vice President in PGIM Investments consists of base salary, annual incentive compensation and long-term incentive compensation.

Base Pay Overview: The Prudential compensation structure is organized in grades, each with its own minimum and maximum base pay (i.e., salary). The grades reflect pay patterns in the market. Each job in the plan—from CEO through an entry-level job—is included in one of the grades. The main determinant of placement in the base pay structure is market data. On an annual basis, Corporate Compensation collects and analyzes market data to determine if any change to the placement of job in the structure is necessary to maintain market competitiveness. If necessary, structural compensation changes (e.g., increases to base pay minimum and maximums) will be effective on the plan's effective date for base pay increases.

Annual Incentive Compensation Overview: The plan provides an opportunity for all participants to share in the annual results of Prudential, as well as the results of their division or profit center. Results are reviewed and incentive payments are made as early as practicable after the close of the plan year.

Incentive payments are awarded based on organizational performance—which determines the available dollar amounts—and individual performance. Individual performance will be evaluated on the basis of contributions relative to others in the organization. Incentive payments are granted from a budgeted amount of money that is made available by the Company. Initial budgets are developed by determining the competitive market rates for incentives as compared to our comparator companies. Each organization's budget pool may be increased or decreased based on organizational performance.

Organizational performance is determined by a review of performance relative to our comparator group, as well as key measures indicated in our business plan, such as Return on Required Equity (RORE), earnings and revenue growth.

Long Term Incentive Compensation Overview: In addition, executives at the Vice President level and above are eligible to participate in a long-term incentive program to provide an ownership stake in Prudential Financial. Long-Term incentives currently consist of restricted stock and stock options. The stock options vest 1/3 per year over 3 years and the restricted stock vests 100% at the end of 3 years.

CONFLICTS OF INTEREST. PGIM Investments follows Prudential Financial's policies on business ethics, personal securities trading by investment personnel, and information barriers and has adopted a code of ethics, allocation policies, supervisory procedures and conflicts of interest policies, among other policies and procedures, which are designed to ensure that clients are not harmed by these potential or actual conflicts of interests; however, there is no guarantee that such policies and procedures will detect and ensure avoidance, disclosure or mitigation of each and every situation in which a conflict may arise.

ClearBridge Investments, LLC

COMPENSATION. ClearBridge's portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding investment professionals and closely align the interests of its investment professionals with those of its clients and overall firm results. A Portfolio Manager’s initial incentive award is based on his or her ongoing contribution to ClearBridge’s investment and business results as well as externally measured competitive pay practices for the Portfolio Manager’s position and experience within the Firm. Portfolio Manager compensation is reviewed and modified each year, as appropriate, to reflect changes in the market and to ensure the continued alignment with the aforementioned goals. ClearBridge's portfolio managers and other investment professionals receive a combination of base compensation and discretionary compensation, comprising a cash incentive award and deferred incentive plans described below.

Base salary compensation. Base salary is fixed and primarily determined based on market factors and the experience and responsibilities of the investment professional within the firm.

Discretionary compensation. In addition to base compensation managers may receive discretionary compensation.

Discretionary compensation can include:

●	Cash Incentive Award

●	ClearBridge’s Deferred Incentive Plan (“CDIP”) – a mandatory program that typically defers 15% of discretionary year-end compensation into ClearBridge managed products. For Portfolio Managers, one-half of this deferral tracks the performance of their primary managed product, and one-half can be elected to track the performance of one or more of ClearBridge’s managed funds. Consequently, Portfolio Managers can have up to 100% of their CDIP award tracking the performance of their primary managed product. For Research Analysts, their deferral is elected to track the performance of one or more of ClearBridge managed funds. ClearBridge then makes a company investment in the proprietary managed funds equal to the deferral amounts by fund. This investment is a company asset held on the balance sheet and paid out to the employees in shares subject to vesting requirements.

●	Restricted Stock Deferral - a mandatory program that typically defers 5% of discretionary year-end compensation into Franklin Resources restricted stock. The award is paid out to employees in shares subject to vesting requirements.

Several factors are considered by ClearBridge Senior Management when determining discretionary compensation for portfolio managers. These include but are not limited to:

●	Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the fund/accounts managed by the portfolio manager. Investment performance is calculated for 1-, 3-, and 5-year periods measured against the applicable product benchmark (e.g., a securities index and, with respect to a fund, the benchmark set forth in the fund's Prospectus) and relative to applicable industry peer groups. The greatest weight is generally placed on 3- and 5-year performance;
●	Appropriate risk positioning that is consistent with the strategy's investment philosophy and approach to generation of alpha;
●	Overall Firm profitability and performance;
●	Amount and nature of assets managed by the Portfolio Manager;
●	Contributions for asset retention, gathering and client satisfaction;
●	Contribution to mentoring, coaching and/or supervising;
●	Contribution and communication of investment ideas in ClearBridge's investment meetings and on a day to day basis; and
●	Market compensation survey research by independent third parties.

POTENTIAL CONFLICTS OF INTEREST.

Potential conflicts of interest may arise when the fund's portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the fund's portfolio managers.

The subadviser and the fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the subadviser and the individuals that each employs. For example, the subadviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The subadviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the subadviser and the fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Investment Opportunities. If a portfolio manager identifies an investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity. The subadviser has adopted policies and procedures to ensure that all accounts, including the fund, are treated equitably.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Broker/Dealers. In addition to executing trades, some broker/dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. For this reason, the subadviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the manager's management fee (and the percentage paid to the subadviser) differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Dimensional Fund Advisors LP

DESCRIPTION OF COMPENSATION STRUCTURE. Portfolio managers receive a base salary and bonus. Compensation of a portfolio manager is determined at the discretion of Dimensional and is based on a portfolio manager's experience, responsibilities, the perception of the quality of his or her work efforts and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of the Portfolios or other accounts that the portfolio managers manage. Dimensional reviews the compensation of each portfolio manager annually and may make modifications in compensation as it deems necessary to reflect changes in the market. Each portfolio manager's compensation consists of the following:

●	Base salary - Each portfolio manager is paid a base salary. Dimensional considers the factors described above to determine each portfolio manager's base salary.

●	Semi-Annual Bonus - Each portfolio manager may receive a semi-annual bonus. The amount of the bonus paid to each portfolio manager is based upon the factors described above.

Portfolio managers may be awarded the right to purchase restricted shares of the stock of Dimensional, as determined from time to time by Dimensional's Board of Directors or its delegates. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees.

In addition, portfolio managers may be given the option of participating in Dimensional's Long-Term Incentive Plan. The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations. Participation in this program is not based on or related to the performance of any individual strategies or any particular client accounts.

POTENTIAL CONFLICTS OF INTEREST. Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to multiple accounts. Other accounts may include registered mutual funds (other than the Portfolios) and exchange-traded funds, other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals ("Accounts"). An Account may have similar investment objectives to a Portfolio, or may purchase, sell or hold securities that are eligible to be purchased, sold or held by a Portfolio. Actual or apparent conflicts of interest include:

●	Time Management. The management of the Portfolios and/or Accounts may result in a portfolio manager devoting unequal time and attention to the management of the Portfolios and/or Accounts. Dimensional seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most Accounts managed by a portfolio manager are managed using the same investment approaches that are used in connection with the management of the Portfolios.

●	Investment Opportunities. It is possible that at times identical securities will be held by a Portfolio and one or more Accounts. However, positions in the same security may vary and the length of time that a Portfolio or an Account may choose to hold its investment in the same security may likewise vary. If a portfolio manager identifies a limited investment opportunity that may be suitable for a Portfolio and one or more Accounts, the Portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Accounts. To deal with these situations, Dimensional has adopted procedures for allocating portfolio transactions across the Portfolios and other Accounts.

●	Broker Selection. With respect to securities transactions for the Portfolios, Dimensional determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain Accounts (such as separately managed accounts), Dimensional may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Dimensional or its affiliates may place separate, non-simultaneous, transactions for a Portfolio and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Portfolio or an Account.

●	Performance-Based Fees. For some Accounts, Dimensional may be compensated based on the profitability of the Account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for Dimensional with regard to Accounts where Dimensional is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where Dimensional might share in investment gains.

●	Investment in an Account. A portfolio manager or his/her relatives may invest in an Account that he or she manages, and a conflict may arise where he or she may therefore have an incentive to treat an Account in which the portfolio manager or his/her relatives invest preferentially as compared to the Portfolios or other Accounts for which he or she has portfolio management responsibilities.

Dimensional has adopted certain compliance procedures that are reasonably designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Hotchkis and Wiley Capital Management, LLC

COMPENSATION DISCLOSURE. The Investment Team, including portfolio managers, is compensated in various forms, which may include one or more of the following: (i) a base salary, (ii) bonus, (iii) profit sharing and (iv) equity ownership. Compensation is used to reward, attract and retain high quality investment professionals.

The Investment Team is evaluated and accountable at three levels. The first level is individual contribution to the research and decision-making process, including the quality and quantity of work achieved. The second level is teamwork, generally evaluated through contribution within sector teams. The third level pertains to overall portfolio and firm performance.

Fixed salaries and discretionary bonuses for investment professionals are determined by the Chief Executive Officer of Hotchkis and Wiley using tools which may include annual evaluations, compensation surveys, feedback from other employees and advice from members of the firm's Executive and Compensation Committees. The amount of the bonus is determined by the total amount of the firm's bonus pool available for the year, which is generally a function of revenues. No investment professional receives a bonus that is a pre-determined percentage of revenues or net income. Compensation is thus subjective rather than formulaic.

The portfolio managers of the funds own equity in Hotchkis and Wiley. Hotchkis and Wiley believes that the employee ownership structure of the firm will be a significant factor in ensuring a motivated and stable employee base going forward. Hotchkis and Wiley believes that the combination of competitive compensation levels and equity ownership provides the Advisor with a demonstrable advantage in the retention and motivation of employees. Portfolio managers who own equity in Hotchkis and Wiley receive their pro rata share of Hotchkis and Wiley's profits. Investment professionals may also receive contributions under Hotchkis and Wiley's profit sharing/401(k) plan.

Finally, Hotchkis and Wiley maintains a bank of unallocated equity to be used for those individuals whose contributions to the firm grow over time. If any owner should retire or leave the firm, Hotchkis and Wiley has the right to repurchase their ownership thereby increasing the equity bank. This should provide for smooth succession through the gradual rotation of the firm's ownership from one generation to the next.

Hotchkis and Wiley believes that its compensation structure/levels are more attractive than the industry norm, which is illustrated by the firm's lower-than-industry-norm investment personnel turnover.

DESCRIPTION OF MATERIAL CONFLICTS OF INTEREST. From time to time, potential and actual conflicts of interest may arise between a portfolio manager's management of the investments of a fund, on the one hand, and the management of other accounts, on the other hand. For example, the Investment Team also manages institutional accounts and other mutual funds in several different investment strategies. The portfolios within an investment strategy are managed using a target portfolio; however, each portfolio may have different restrictions, cash flows, tax and other relevant considerations which may preclude a portfolio from participating in certain transactions for that investment strategy. Consequently, the performance of portfolios may vary due to these different considerations. The Investment Team may place transactions for one investment strategy that are directly or indirectly contrary to investment decisions made on behalf of another investment strategy. Hotchkis and Wiley also provides model portfolio investment recommendations to sponsors without trade execution or additional services. The timing of model delivery recommendations will vary depending on the contractual arrangement with the program Sponsor. As a result, depending on the program arrangement and circumstances surrounding a trade order, Hotchkis and Wiley's discretionary clients may receive prices that are more favorable than those received by a client of a program Sponsor or vice versa. Hotchkis and Wiley may be restricted from purchasing more than a limited percentage of the outstanding shares of a company or otherwise restricted from trading in a company's securities due to other regulatory limitations. If a company is a viable investment for more than one investment strategy, Hotchkis and Wiley has adopted policies and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably. Additionally, potential and actual conflicts of interest may also arise as a result of Hotchkis and Wiley's other business activities and Hotchkis and Wiley's possession of material non-public information about an issuer, which may have an adverse impact on one group of clients while benefiting another group. In certain situations, Hotchkis and Wiley will purchase different classes of securities of the same company (e.g. senior debt, subordinated debt, and or equity) in different investment strategies which can give rise to conﬂicts where Hotchkis and Wiley may advocate for the beneﬁt of one class of security which may be adverse to another security that is held by clients of a different strategy. Hotchkis and Wiley seeks to mitigate the impact of these conﬂicts on a case by case basis.

Different types of accounts and investment strategies may have different fee structures. Additionally, certain accounts pay Hotchkis and Wiley performance-based fees, which may vary depending on how well the account performs compared to a benchmark. Because such fee arrangements have the potential to create an incentive for Hotchkis and Wiley to favor such accounts in making investment decisions and allocations, Hotchkis and Wiley has adopted policies and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably, including in respect of allocation decisions, such as initial public offerings.

Since accounts are managed to a target portfolio by the Investment Team, adequate time and resources are consistently applied to all accounts in the same investment strategy. Investment personnel of the ﬁrm or its afﬁliates may be permitted to be commercially or professionally involved with an issuer of securities. Any potential conﬂicts of interest from such involvement would be monitored for compliance with the ﬁrm's Code of Ethics.

Hotchkis and Wiley utilizes soft dollars to obtain brokerage and research services, which may create a conﬂict of interest in allocating clients' brokerage business. Research services may be used in servicing any or all of Hotchkis and Wiley's clients (including model portfolio delivery clients) across all of the firm's investment strategies, and may beneﬁt certain client accounts more than others. Certain discretionary client accounts may also pay a less proportionate amount of commissions for research services. If a research product provides both a research and a non-research function, Hotchkis and Wiley will make a reasonable allocation of the use and pay for the non-research portion with hard dollars. Hotchkis and Wiley will make decisions involving soft dollars in a manner that satisﬁes the requirements of Section 28(e) of the Securities Exchange Act of 1934.

J.P. Morgan Investment Management Inc.

POTENTIAL CONFLICTS. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the fund ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing J.P. Morgan Investment Management Inc. ("JP Morgan")'s and its affiliates clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.

JPMorgan and/or its affiliates ("JPMorgan Chase") perform investment services, including rendering investment advice, to varied clients. JPMorgan, JPMorgan Chase and its or their directors, officers, agents, and/or employees may render similar or differing investment advisory services to clients and may give advice or exercise investment responsibility and take such other action with respect to any of its other clients that differs from the advice given or the timing or nature of action taken with respect to another client or group of clients. It is JPMorgan's policy, to the extent practicable, to allocate, within its reasonable discretion, investment opportunities among clients over a period of time on a fair and equitable basis. One or more of JPMorgan's other client accounts may at any time hold, acquire, increase, decrease, dispose, or otherwise deal with positions in investments in which another client account may have an interest from time-to-time.

Acting for Multiple Clients. In general, JPMIM faces conflicts of interest when it renders investment advisory services to several clients and, from time to time, provides dissimilar investment advice to different clients. For example, when funds or accounts managed by JPMIM ("Other Accounts") engage in short sales of the same securities held by a fund, JPMIM could be seen as harming the performance of a fund for the benefit of the Other Accounts engaging in short sales, if the short sales cause the market value of the securities to fall. In addition, a conflict could arise when one or more Other Accounts invest in different instruments or classes of securities of the same issuer than those in which a fund invests. In certain circumstances, Other Accounts have different investment objectives or could pursue or enforce rights with respect to a particular issuer in which a Fund has also invested and these activities could have an adverse effect on the fund. For example, if a fund holds debt instruments of an issuer and an Other Account holds equity securities of the same issuer, then if the issuer experiences financial or operational challenges, the fund (which holds the debt instrument) may seek a liquidation of the issuer, whereas the Other Account (which holds the equity securities) may prefer a reorganization of the issuer. In addition, an issuer in which the fund invests may use the proceeds of the fund's investment to refinance or reorganize its capital structure which could result in repayment of debt held by JPMorgan or an Other Account. If the issuer performs poorly following such refinancing or reorganization, the fund's results will suffer whereas the Other Account's performance will not be affected because the Other Account no longer has an investment in the issuer. Conflicts are magnified with respect to issuers that become insolvent. It is possible that in connection with an insolvency, bankruptcy, reorganization, or similar proceeding, a fund will be limited (by applicable law, courts or otherwise) in the positions or actions it will be permitted to take due to other interests held or actions or positions taken by JPMorgan or Other Accounts

JPMorgan, JPMorgan Chase, and any of its or their directors, partners, officers, agents or employees, may also buy, sell, or trade securities for their own accounts or the proprietary accounts of JPMorgan and/or JPMorgan Chase. JPMorgan and/or JPMorgan Chase, within their discretion, may make different investment decisions and other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, JPMorgan is not required to purchase or sell for any client account securities that it, JPMorgan Chase, and any of its or their employees, principals, or agents may purchase or sell for their own accounts or the proprietary accounts of JPMorgan, or JPMorgan Chase or its clients. JP Morgan and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JP Morgan and its affiliates or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JP Morgan or its affiliates could be viewed as having a conflict of interest to the extent that JP Morgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JP Morgan's or its affiliate's employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JP Morgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JP Morgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JP Morgan and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase JP Morgan's or its affiliates' overall allocation of securities in that offering.

A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JP Morgan or its affiliates manage accounts that engage in short sales of securities of the type in which the fund invests, JP Morgan or its affiliates could be seen as harming the performance of the fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, JP Morgan may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JP Morgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude a fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the fund's objectives.

The goal of JP Morgan and its affiliates is to meet their fiduciary obligation with respect to all clients. JP Morgan and its affiliates have policies and procedures that seek to manage conflicts. JP Morgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JP Morgan's Codes of Ethics and JPMC's Code of Conduct. With respect to the allocation of investment opportunities, JP Morgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders received in the same security and within a reasonable time period from a market event (e.g., a change in a security rating) are continuously aggregated on the appropriate trading desk so that new orders are aggregated with current outstanding orders, consistent with JPMorgan's duty of best execution for its clients. However, there are circumstances when it may be appropriate to execute the second order differently due to other constraints or investment objectives. Such exceptions often depend on the asset class. Examples of these exceptions, particularly in the fixed-income area, are sales to meet redemption deadlines or orders related to less liquid assets.

If aggregated trades are fully executed, accounts participating in the trade will typically be allocated their pro rata share on an average price basis. Partially filled orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. Use of average price for execution of aggregated trade orders is particularly true in the equity area. However, certain investment strategies, such as the use of derivatives, or asset classes, such as fixed-income that use individual trade executions due to the nature of the strategy or supply of the security, may not be subject to average execution price policy and would receive the actual execution price of the transaction. Additionally, some accounts may be excluded from pro rata allocations. Accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. Deviations from pro rata allocations are documented by the business. JPMorgan attempts to mitigate any potential unfairness by basing non-pro-rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMorgan so that fair and equitable allocation will occur over time.

Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, the Adviser and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Adviser or its affiliates so that fair and equitable allocation will occur over time.

PORTFOLIO MANAGER COMPENSATION. JPMIM's compensation programs are designed to align the behavior of employees with the achievement of its short- and long-term strategic goals, which revolve around client investment objectives. This is accomplished, in part, through a balanced performance assessment process and total compensation program, as well as a clearly defined culture that rigorously and consistently promotes adherence to the highest ethical standards.

The compensation framework for JPMIM Portfolio Managers participating in public market investing activities is based on several factors that drive alignment with client objectives, the primary of which is investment performance, alongside of the firm-wide performance dimensions. The framework focuses on Total Compensation – base salary and variable compensation. Variable compensation is in the form of cash incentives, and/or long-term incentives in the form of fund-tracking incentives (referred to as the "Mandatory Investment Plan" or "MIP") and/or equity-based JPMorgan Chase Restricted Stock Units ("RSUs") with defined vesting schedules and corresponding terms and conditions. Long-term incentive awards may comprise up to 60% of overall incentive compensation, depending on an employee's pay level.

The performance dimensions for Portfolio Managers are evaluated annually based on several factors that drive investment outcomes and value—aligned with client objectives—including, but not limited to:

●	Investment performance, generally weighted more to the long-term, with specific consideration for Portfolio Managers of investment performance relative to competitive indices or peers over one-, three-, five- and ten-year periods, or, in the case of funds designed to track the performance of a particular index, the Portfolio Managers success in tracking such index;

●	The scale and complexity of their investment responsibilities;

●	Individual contribution relative to the client's risk and return objectives;

●	Business results, as informed by investment performance; risk, controls and conduct objectives; client/customer/stakeholder objectives, teamwork and leadership objectives; and

●	Adherence with JPMorgan's compliance, risk, regulatory and client fiduciary responsibilities, including, as applicable, adherence to the JPMorgan Asset Management Sustainability Risk Integration Policy, which contains relevant financially material Environmental, Social and Corporate Governance ("ESG") factors that are intended to be assessed in investment decision- making.

In addition to the above performance dimensions, the firm-wide pay-for-per performance framework is integrated into the final assessment of incentive compensation for an individual Portfolio Manager. Feedback from JPMorgan's risk and control professionals is considered in assessing performance and compensation.

Portfolio Managers are subject to a mandatory deferral of long-term incentive compensation under JPMorgan's "MIP". In general, the MIP provides for a rate of return equal to that of the particular fund(s), thereby aligning the Portfolio Manager's pay with that of the client's experience/return.

For Portfolio Managers participating in public market investing activities, 50% of their long-term incentives are subject to a mandatory deferral in the MIP, and the remaining 50% can be granted in the form of RSUs or additional participation in MIP at the election of the Portfolio Manager.

For the portion of long-term incentives subject to mandatory deferral in the MIP (50%), the incentives are allocated to the fund(s) the Portfolio Manager manages, as determined by the employee's respective manager and reviewed by senior management.).

In addition, named Portfolio Managers on a sustainable fund(s) are required to allocate at least 25% of their mandatory deferral in at least one dedicated sustainable fund(s).

To hold individuals responsible for taking risks inconsistent with JPMorgan's risk appetite and to discourage future imprudent behavior, we have policies and procedures that enable us to take prompt and proportionate actions with respect to accountable individuals, including:

●	Reducing or altogether eliminating annual incentive compensation;
●	Canceling unvested awards (in full or in part);
●	Clawback/recovery of previously paid compensation (cash and / or equity);
●	Demotion, negative performance rating or other appropriate employment actions; and
●	Termination of employment.

The precise actions we take with respect to accountable individuals are based on circumstances including the nature of their involvement, the magnitude of the event and the impact on JPMorgan.

In evaluating each portfolio manager's performance with respect to the accounts he or she manages, JPMorgan uses the following indices as benchmarks to evaluate the performance of the portfolio manager with respect to the accounts:

Name of Fund	Benchmark
AST Large-Cap Value Portfolio	Russell 1000 Value Index

Putnam Investment Management LLC

COMPENSATION. Portfolio managers are evaluated and compensated across specified products they manage, in part, based on their performance relative to the applicable benchmark, based on a blend of 3-year and 5-year performance, or, if shorter, the period of time that the portfolio manager has managed the product. In addition to their individual performance, evaluations take into account the performance of their group and a [subjective component]. Each portfolio manager is assigned an industry-competitive incentive compensation target consistent with this goal and evaluation framework. Actual incentive compensation may be higher or lower than the target, based on individual, group, and subjective performance. Incentive compensation includes a cash bonus and may also include grants of deferred stock or deferred cash. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience. For the Combined Portfolio, Putnam evaluates performance based on the Combined Portfolio's pre-tax return relative to its benchmark, the Russell 1000 Value Index.

POTENTIAL CONFLICTS OF INTEREST. Like other investment professionals with multiple clients, the fund's Portfolio Managers may face certain potential conflicts of interest in connection with managing both the fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which Putnam believes are faced by investment professionals at most major financial firms. As described below, Putnam has adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance ("performance fee accounts"), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

●	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

●	The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

●	The trading of other accounts could be used to benefit higher-fee accounts (front-running).

●	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

●	Putnam attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam's policies:

●	Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

●	All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

●	All trading must be affected through Putnam's trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

●	Front running is strictly prohibited.

●	The fund's Portfolio Managers may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Managers have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management's investment professionals do not have the opportunity to invest in client accounts other than the Putnam funds. However, in the ordinary course of business, Putnam or related persons may from time to time establish "pilot" or "incubator" accounts for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam or an affiliate. Putnam or an affiliate supplies the funding for these accounts. Putnam employees, including the fund's Portfolio Managers, may also invest in certain pilot accounts. Putnam, and to the extent applicable, the Portfolio Managers will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam's policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation — neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam's daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Managers consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam's trading desk may, to the extent permitted by applicable laws and regulations and where practicable, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold — for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam's trade allocation policies generally provide that each day's transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam's opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. However, accounts advised or sub-advised by Putnam Investment Limited ("PIL") will only place trades at an execution-only commission rate, whereas other Putnam accounts may pay an additional amount for research and other products and services (a "bundled" or "full service" rate). Putnam may aggregate trades in PIL accounts with other Putnam accounts that pay a bundled rate as long as all participating accounts pay the same execution rate. To the extent that non-PIL accounts pay a bundled rate, the PIL and other Putnam accounts would not be paying the same total commission rate. Certain other exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam's trade oversight procedures in an attempt to ensure fairness over time across accounts.

"Cross trades," in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. Putnam has adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different goals and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different goals, policies or restrictions than the fund. Depending on goals or other factors, the Portfolio Managers may give advice and make decisions for another account that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Managers when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

Under federal securities laws, a short sale of a security by another client of Putnam or its affiliates (other than another registered investment company) within five business days prior to a public offering of the same securities (the timing of which is generally not known to Putnam in advance) may prohibit the fund from participating in the public offering, which could cause the fund to miss an otherwise favorable investment opportunity or to pay a higher price for the securities in the secondary markets.

The fund's Portfolio Managers may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts.